Exhibit 10.33

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30				1. REQUISITION NO PR 4200069386	PAGE 1 OF 29
2. CONTRACT NO NNK04LA75C		3. AWARD/EFFECTIVE DATE See Box 31c.	4. ORDER NO.	5. SOLICITATION NO. NNK04044847Q	6. SOLICITATION ISSUE DATE 04/01/04
7. FOR SOLICITATION INFORMATION CALL	ð	a. NAME LYNN RAFFORD Lynn.e.rafford@nasa.gov		b. TELEPHONE NO. (No collect calls) (321) 867-7364	8. OFFER DUE DATE/LOCAL TIME 04/30/04 4:30 PM EST

9. ISSUED BY		OP-LS	10. THIS ACQUISITION IS	11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED	12. DISCOUNT TERMS Net 30
John F. Kennedy Space Center, NASA Procurement Office, Mailcode: OP-LS Kennedy Space Center, FL 32899			☒ UNRESTRICTED
☐ SET ASIDE: 100 % FOR
			☐ SMALL BUSINESS	☐ SEE SCHEDULE
			☐ HUBZONE SMALL BUSINESS		☒ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
			☐ 8(A)		13b. RATING: DO C-9 PPC: KC
			NAICS: N/A SIZE STD: N/A		14. METHOD OF SOLICITATION ☒ RFQ ☐ IFB ☐ RFP

15. DELIVER TO CODE			16. ADMINISTERED BY		CODE OP-LS

Not Applicable			Same as Block 9

17a CONTRACTOR/OFFEROR	CAGE CODE	OEUA1	VID S002033	18a. PAYMENT WILL BE MADE BY	CODE GG-B-C2

Astrotech Space Operations, Inc. 1515 Chaffee Drive Titusville, FL 32780				John F. Kennedy Space Center, NASA General Accounting A/P GG-B-C2 Kennedy Space Center, FL 32899
TIN: 541836653 KRED: 11139
TELEPHONE NO. 321 268-3830

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER				18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
1.	Payload Processing Capability for CALIPSO/CloudSat Expendable Launch Vehicle Mission, in Accordance with Attached Statement of Work, Appendices, and Terms and Conditions. (Use Reverse and/or Attach Additional Sheets as Necessary)	1	Lot	$1,298,434.00	$1,298,434.00
	29. ACCOUNTING AND APPROPRIATION DATA See Article 9 for Accounting and Appropriation Data			26. TOTAL AWARD AMOUNT (For Govt. Use Only)
					$1,298,434.00

☒      27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED

☒      27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED.

☒      28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN _4_ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

29. AWARD OF CONTRACT: REFERENCE_______________ OFFER DATED_______. YOUR OFFER ON SOLICITATION (BLOCK 5). INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO ITEMS: 1-5

30a. SIGNATURE OF OFFEROR/CONTRACTOR		31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

/s/ JOHN B. SATROM		/s/ TERRANCE W. CROWLEY
30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT) John B. Satrom Senior Vice President & General Manager	30c. DATE SIGNED 02 July 2004	31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT) Terrance W. Crowley Contracting Officer	31c. DATE SIGNED 7/2/04

AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE	STANDARD FORM 1449 (REV. 4/2002) Prescribed by GSA - FAR (48 CFR) 53.212

NNK04LA75C	CALIPSO/CloudSat Payload Processing

NNK04LA75C	CALIPSO/CloudSat Payload Processing

SCHEDULE OF SUPPLIES/SERVICES

ARTICLE 1	TYPE OF CONTRACT

This contract is firm-fixed price.

ARTICLE 2	SUPPLIES AND/OR SERVICES TO BE FURNISHED

The Contractor shall provide all resources (except as may be expressly stated in this contract as furnished by the Government) necessary to accomplish the work set forth in the contract line items indicated below in accordance with the Description/Specifications/Work Statement in Article 4.

Contract Line Item Number	Description	Qty	Initial Facility Occupancy Date	Launch Date
1	CALIPSO/CloudSat Payload Processing	1 Lot	January 17,2005	April 15, 2005

ARTICLE 3	GOVERNMENT PROVIDED DOCUMENTS

At contract award, the Government will provide the Contractor the following documents:

Documents	Gov. Submittal Date	Contractor Reply Date
CALIPSO Launch Site Support Plan (KSC-PLN-CALIPSO-LSSP)	Upon contract award	15 calendar days after Government submittal

CloudSat Launch Site Support Plan (KSC-PLN-CLOUDSAT-LSSP)	Upon contract award	15 calendar days after Government submittal

CALIPSO Contamination Control Implementation Plan (NASA/LaRC PC-SAT-503)	30 calendar days after contract award	15 calendar days after Government submittal

CloudSat Contamination Control Implementation Plan (TBD)	30 calendar days after contract award	15 calendar days after Government submittal

Payload Processing Procedures	All Payload Procedures will be submitted 55 calendar days before initial use.	30 calendar days after Government submittal

Payload Safety Documentation, e.g., Spacecraft Missile System Pre-Launch Safety Package (MSPSP)	All Safety documentation will be submitted: Initial upon contract award; Final at 45 days prior to Initial Facility Occupation	15 calendar days after Government submittal

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ARTICLE 4	KSC 52.210-90 SCOPE OF WORK (FEB 1990)

The Contractor shall provide personnel, material, and facilities (except as otherwise provided for in this contract) necessary to perform those functions set forth in Attachment 1, entitled “STATEMENT OF WORK: CALIPSO/CloudSat Payload Processing Capability for the National Aeronautics and Space Administration, March 2004”.

ARTICLE 5	DATA REQUIREMENTS LIST (DRL)

A.	The Contractor shall furnish all data identified and described in Attachment 2, “Data Requirements List”.

B.	The Government reserves the right to reasonably defer the date of delivery of any or all line items of data specified in the DRL. Such right may be exercised at no increase in the contract amount. The parties may agree to terminate or add to the requirement for any or all line items of data specified in the DRL pursuant to FAR 52.212-4(c).

C.	To the extent that data required to be furnished by other provisions of this contract are also identified and described in the DRL, compliance with the DRL shall be accepted as compliance with such other provisions. In the event of conflict between the identity and description of data called for by specific provisions of this contract and the DRL, the DRL shall control the data to be furnished.

D.	Nothing contained in this Data Requirements List provision shall relieve the Contractor from furnishing data called for by, or under the authority of, other provisions of this contract, which are not identified and described in the DRL attached to this contract. Whenever such data are identified, either by the Contractor or the Government, they will be listed in the DRL.

E.	Except as otherwise provided in this contract, the cost of data to be furnished in response to the DRL attached to this contract is included in the price of this contract.

ARTICLE 6	INSPECTION OF FACILITY AND SERVICES

(a)	Definitions. “Services,” as used in this clause, includes all activities involved in the furnishing of a payload processing facility and supporting services in the conduct of payload processing.

(b)	The Contractor shall provide and maintain an inspection system covering the facility and services under this contract which is acceptable to the Government. Complete records of all inspection work performed by the Contractor shall be maintained and made available and accessible, in a timely fashion, to the Government during contract performance and for as long afterwards as the contract requires.

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(c)	The Government has the right to attend, observe and otherwise participate in the inspection and testing of all facilities and services called for by the contract, to the extent practicable at all times and places during the term of the contract. The Government shall provide its assessment of those inspections and tests that, in the judgment of the Government, do not satisfy or conform to the requirements of the contract, in a manner that will not unduly disrupt or delay the work.

(d)	From receipt of certificate of facility readiness (DRL 7) through the facility occupancy period, if the facility or any of the services do not conform with contract requirements, NASA may require the Contractor to provide the facility or perform the services again in conformity with contract requirements, at no increase in contract price. When the defects in the facility or services cannot be corrected by re-performance, the Government may (1) require the Contractor to take necessary action to ensure that future performance conforms to contract requirements and (2) reduce the contract price to reflect the reduced value of the facility provided or services performed.

(e)	If the Government performs inspections or tests on the premises of the Contractor or a subcontractor, the Contractor shall furnish, and shall require subcontractors to furnish, without additional charge, all reasonable facilities and assistance for the safe, clean and convenient performance of these duties.

(f)	From receipt of certificate of facility readiness (DRL 7) through the facility occupancy period, if the Contractor fails to promptly provide the facility or perform the services or to take the necessary action to ensure future performance in conformity with contract requirements, the Government may (1) by contract or otherwise, provide the facility or perform the services and charge to the Contractor any cost incurred by the Government that is directly related to the performance of such service or (2) terminate the contract for cause.

ARTICLE 7	TIME OF PERFORMANCE

The period of performance is contract award through May 15, 2005. The Government requires performance of CLIN 1 through launch (April 15,2005) and removal of all GSE from the facility (30 days after launch).

ARTICLE 8	PLACE OF PERFORMANCE

The place of performance shall be on Vandenberg Air Force Base, CA.

ARTICLE 9	ACCOUNTING AND APPROPRIATION DATA

  76-278-30-CA/FC400000/76VA000/SAEX220004D

  76-285-30-CA/FC400000/76VA000/SAEX220004D

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ARTICLE 10	CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE

The Contracting Officer’s Technical Representative (COTR) for the purposes of monitoring and coordinating the technical requirements of this contract is (to be appointed at contract award).

Specific duties and responsibilities of the COTR, including certification of services performed in accordance with this contract, are those delegated in the Contracting Officer’s Technical Representative Delegation Letter (NASA Form 1634) for this contract.

ARTICLE 11	LIABILITY

A.	Definitions

For purposes of this clause, the following definitions are applicable:

1.	A “Party” is a person or entity that signs this contract.

2.	The term “related entity” means:

(a)	a Contractor or subcontractor of a Party at any tier;

(b)	a user or Customer of a Party at any tier; or

(c)	a Contractor or subcontractor of a user or Customer of a Party at any tier. “Contractors” and “subcontractors” include suppliers of any kind.

3.	The term “damage” means:

(a)	bodily injury to, or other impairment of health of, or death of, any person;

(b)	damage to, loss of, or loss of use of any property;

(c)	loss of revenue or profits; or

(d)	other direct, indirect or consequential damage.

4.	The term “launch vehicle” means an object (or any part thereof) intended for launch, launched from Earth, or returning to Earth which carries payloads or persons, or both.

5.	The term “payload” means all property to be flown or used on or in a launch vehicle.

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6.	The term “Protected Space Operations” means all launch vehicle and payload activities on Earth, in outer space, or in transit between Earth and outer space performed under this contract. It includes, but is not limited to:

(a)	research, design, development, test, manufacture, assembly, integration, operation, or use of: launch vehicles, transfer vehicles, payloads, related support equipment and facilities and services;

(b)	all activities related to ground support, test, training, simulation, or guidance and control equipment, and related facilities or services.

“Protected Space Operations” excludes activities on Earth which are conducted on return from space to develop further a payload’s product or process for use other than for launch vehicle related activities in implementation of this Contract.

7.	The term “Unusually Hazardous Risks” means those risks, beginning with payload arrival at the landing site or Payload Processing Facility, which result from the pressures, gasses, propellants, ordnance, fuels or radiation sources (such as ionized or non-ionized) utilized on the specific payload. Payload processing itself may involve hazardous situations (e.g. fueling, hoisting/lifting of the flight hardware and GSE) as would potential accidents resulting in burning, combustion, explosion or fuel leaks, (e.g. hydrazine) encountered during the processing flow.

B.	Liability for Unusually Hazardous Risks - Third Party

1.	Liability Scheme

(a)	The Contractor shall continue in effect any insurance which protects the Contractor and/or the Government from third party claims for Unusually Hazardous Risks. If existing insurance is not applicable, or the amount is considered insufficient to cover the probable liability to third parties, then the Contractor shall obtain additional insurance to cover the third party claims. The cost for obtaining such additional insurance shall be subject to an equitable adjustment. The Contractor shall consult with and obtain the approval of the Contracting Officer before it modifies or cancels any such insurance that would affect the protection provided to the Contractor or the Government.

2.	Procedures

(a)	Upon Contract award the Contractor shall provide to the Contracting Officer: A copy of the terms and conditions of any existing policy and/or the proposed insurance policy which covers third party liability and the premium cost to the Government for such proposed policy.

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(b)	The proposed insurance policy shall meet at a minimum the following requirements:

(1)	The insurance shall protect the Contractor, and, to the extent insurance may be obtained without additional cost to the Government, it shall protect the Government.

(2)	The Contractor shall propose an amount of insurance protection that is available in the world market at reasonable premium cost.

(3)	The policy shall provide that coverage will attach upon commencement of initial facility occupancy date and shall remain in force through facility departure date and may not be revised or canceled prior to the facility departure date, unless the Contracting Officer agrees in writing to the revision or cancellation.

(c)	Within 7 days after receiving the information described in paragraph B.2.(a) of this Article, the Contracting Officer shall approve the proposed insurance policy or require modifications to the policy and establish a date for submission of a revised proposed policy.

(d)	If the Government approves a proposed insurance policy, the Contractor shall provide proof of the required insurance by:

(1)	Certifying to the Contracting Officer, in a writing signed by an authorized officer of the Contractor, that it has obtained the approved insurance policy; and

(2)	Filing with the Contracting Officer a certificate of insurance showing insurance coverage by the insurer of a currently effective and properly endorsed policy which has been approved by the Contracting Officer. The Contractor shall provide to the Government a copy of the approved insurance policy as soon as it becomes available.

C.	Cross-waiver of Liability

1.	The objective of this Paragraph C is to establish a cross-waiver of liability by the parties and related entities in the interest of encouraging participation in the exploration, exploitation, and use of outer space. This cross-waiver of liability shall be broadly construed to achieve this objective.

2. (a)

Each Party agrees to a cross-waiver of liability pursuant to which each Party waives all claims against any of the entities or persons listed in such paragraphs (1) through (3) of this paragraph based on damage arising out of

NNK04LA75C	CALIPSO/CloudSat Payload Processing

Protected Space Operations. This cross-waiver shall apply only if the person, entity, or property causing the damage is involved in Protected Space Operations and the person, entity, or property damaged is damaged by virtue of its involvement in Protected Space Operations. The cross-waiver shall apply to any claims for damage, whatever the legal basis for such claims, including but not limited to delict and tort (including negligence of every degree and kind) and contract, against:

(1)	another Party;

(2)	a related entity of another Party;

(3)	the employees of any of the entities identified in subparagraphs (1) and (2) of this paragraph.

(b)	In addition, each Party shall extend the crosswaiver of liability as set forth in paragraph 2.(a) of this paragraph to its own related entities by requiring them, by contract or otherwise, to agree to waive all claims against the entities or persons identified in paragraphs 2.(a)(1) through (3) of this paragraph.

(c)	For avoidance of doubt, this cross-waiver of liability includes a cross-waiver of liability arising from the Convention on International Liability for Damage by Space Objects (Mar 29,1972,24 United States Treaties and Other International Agreements (U.S.T) 2389, Treaties and other International Acts Series (T.I.A.S.)(No. 7762) where the person, entity, or property causing the damage is involved in Protected Space Operations and the person, entity, or property damage is damaged by virtue of its involvement in Protected Space Operations.

(d)	Notwithstanding the other provisions of this paragraph C, this cross-waiver of liability shall not be applicable to:

(1)	claims between a Party and its own related entity or between its own related entities;

(2)	claims made by a natural person, his/her estate, survivors, or subrogees for injury or death of such natural person;

(3)	claims for damage caused by willful misconduct;

(4)	intellectual property claims;

(5)	contract claims between the Parties based on the express contractual provisions of this contract, except for this Cross-Waiver of Liability clause;

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(e)	Nothing in this paragraph shall be construed to create the basis for a claim or suit where none would otherwise exist.

D.	Limitation of Contractor and Customer Liability

Notwithstanding the definition of the term “Damage”, to the extent that a risk of Damage is not dealt with expressly in this Contract, contractor’s liability to customer, and Customer’s liability to Contractor arising out of this Contract, whether or not arising as a result of an alleged breach of this Contract, 1. shall be limited to direct damages only and shall not include any loss of revenue, profits or other indirect or consequential damages, and 2. shall not exceed the total price paid to Contractor by Customer for the Services to be provided for the particular Payload under this Contract.

ARTICLE 12	LICENSES AND PERMITS FOR A PAYLOAD PROCESSING FACILITY/OPERATOR

The Contractor shall assume all responsibility for obtaining the necessary licenses, permits, site plans (per EWR 127-1), and clearances, with the exception of radioactive materials, that may be required by the Department of Transportation, Department of Commerce, Department of Defense, or other Federal, State, or local governmental bodies or subdivisions thereof, or of any other duly constituted public authority in performance of the work whether performed by the Contractor or the Customer housed in the facility unless otherwise directed by the Contracting Officer. The Contractor shall obey and abide by all applicable laws, regulations or ordinances in order to operate as a commercial payload processing Contractor under this contract. All applicable costs and fees associated with obtaining licenses, permits, site plans, and clearances are included in the contract price.

ARTICLE 13	UNDERSTANDING REGARDING THE USE OF GOVERNMENT PROPERTY, FACILITIES AND ASSETS

The Contractor shall obtain and maintain any necessary agreements between the Contractor and any Government Agency authorizing the use of Government property, facilities, assets or services which are required in performance of this contract.

The Government makes no warranty whatsoever as to the suitability for use of Government property, facilities and other assets made available under the terms and conditions of other Government Use Agreements. All costs necessary to maintain, restore and/or refurbish these assets, for use under this contract, are included in the contract price.

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ARTICLE 14	GOVERNMENT INSIGHT AND APPROVAL

In order for the Government to ensure the highest practical probability of mission success for each payload processed through the Contractor’s facility, the Government must be provided an adequate level of insight into and/or approval of certain Contractor products, tasks and milestones. The Contractor shall maintain all documentation requiring insight or approval at the Contractor’s facility. This includes insight into and/or approval of certain subcontractor tasks where some hands-on operations are performed (e.g. payload transportation).

The Government’s monitoring of payload processing facilities and services provided by the private sector has two elements: approval and insight. Government approval is defined as providing authority to proceed and/or formal acceptance of requirements, plans, designs, analyses, tests, or success criteria in specified areas. Where Government approval is required, the payload processing facility Contractor shall submit the necessary documentation to the Government Contracting Officer and copies to the Government COTR.

Government insight is defined as gaining understanding necessary to knowledgeably concur with the Contractor’s action through watchful observation, inspection, or review of program events, documents, meetings, tests, audits, hardware, etc., without approval/disapproval authority. Where Government insight is required, the payload processing facility provider shall notify the Government COTR at the processing site of meetings, reviews, or tests in sufficient time to permit meaningful Government participation.

Should approval or insight identify noncompliance with the terms and conditions of the contract, a difference in interpretation of test results, or disagreement with the Contractor technical directions, the Government will take appropriate action under the terms of the contract to ensure contract compliance or resolve differences with the Contractor.

NASA shall have insight into and/or approval of Contractor initiated changes that affect NASA missions, in accordance with SOW 3.1.3. This insight/approval shall be accommodated with no increase to the contract price.

Specific areas where the Government requires the right of approval and/or insight are listed in the following paragraphs. Additional requirements applicable to new and modified payload processing facilities and systems that have not been proven are defined in paragraph F.

A.	PAYLOAD PRE-SHIP FACILITY INSPECTION

Approval is required for the following:

1. Certificate of Facility Readiness (COFR)

2. Selection of Processing bay/site, controls rooms, and office areas for spacecrafts and for associated launch vehicle hardware

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3. Mission Specific Safety Requirements Tailoring

Insight is required for the following:

1. Facility and facility systems analyses, tests and configurations

2. Mission reviews, plans, and schedules

3. Major/Critical problems

4. Operations and maintenance procedures

5. Facility operating permits, licenses or other authorizing documents

6. Safety procedures and processes

B.	EQUIPMENT/PAYLOAD OFFLOAD, TRANSPORT, AND DELIVERY

Approval is required for the following:

1. Offload and transport operation and procedure

2. Transportation route survey

Insight is required for the following:

1. Security escort, badging, and permit arrangements

2. Handling GSE

3. Safety procedures and processes

C.	PAYLOAD PROCESSING FACILITY AND SERVICES

Approval is required for the following:

1. Manifest Schedule (NASA missions only)

2. Sample analysis of propellants, gasses, and fluids

3. Payload Processing Facility cleanliness

4. Storage of GSE and flight hardware

Insight is required for the following:

1. Work schedules and plans (facility and facility systems)

2. Other tenants processing schedules

3. Major/critical problems

4. Anomaly resolution

5. Failure analysis

6. Operations and maintenance procedures

7. Maintenance history logs

8. Maintenance schedules

9. Storage, handling and sample analysis of propellants

10. Facility Security procedures (non mission unique)

11. Facility Safety procedures and processes (non mission unique)

12. Mishap Reports

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D.	POST LAUNCH EQUIPMENT DEPARTURE

Insight is required for the following:

1. Handling of GSE

2. Facility and facility systems analysis and test

E.	ANALYSIS FOR NASA MISSIONS AND NON-NASA MISSIONS

Insight is required for NASA missions, only reports are required for non-NASA missions:

1. Anomaly Investigation/closeout

F.	NEW AND MODIFIED PAYLOAD PROCESSING FACILITIES AND SYSTEMS

For the systems listed below, NASA will approve hardware design specifications, plans for analyses and tests of such hardware and the suitability of the manufactured hardware for payload processing operations. This approval requires that NASA receive insight into design reviews, analyses and test results, and test procedures and operations, for the following systems:

1. Cranes and material handling equipment

2. HVAC Systems

3. Communication Systems

4. UPS

5. Pressure systems

6. Safety systems (fire detection/suppression, toxic vapor monitoring, lightning protection, etc.)

Notwithstanding the insight and approvals set forth above, the Contractor assumes full payload processing facility system performance responsibility as set forth in ARTICLE 17, MISSION SUCCESS DETERMINATION.

ARTICLE 15	JOINT FACILITY OCCUPANCY

The Contractor shall provide dedicated and distinct processing space and control room space for each payload covered by this contract. If multiple operations are on-going in this facility the Contractor shall ensure the following:

1.	CALIPSO and CloudSat communications (including voice, video and data) are not impacted by other payload communications usage and requirements.

2.	CALIPSO and CloudSat schedules are not impacted by other non-hazardous operations within the facility,

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3.	CALIPSO and CloudSat cleanliness/contamination requirements shall not be compromised due to sharing of common A/C systems, access doors, etc.,

4.	CALIPSO and CloudSat payloads shall be physically safe from effects of other operations,

5.	CALIPSO, CloudSat and the Launch Service Provider operations shall have access to work space without interference from other ongoing operations within the facility (e.g. Paging and area warning system, use of facility power systems, personnel access, crane usage, facility lighting, etc.),

6.	The Contractor shall ensure that there are no RF or magnetic disturbances in the assigned work areas created by other facility occupants. The Contractor should be prepared to work with the Customer to establish other unique environments as required, and

7.	When hazardous operations are planned/anticipated, the Contractor shall coordinate with all parties/facility occupants to minimize schedule impacts.

8.	The Contractor shall ensure that all personnel are notified regarding hazards from other occupants’ programs.

ARTICLE 16	SAFETY AND HEALTH

The Contractor is responsible for assuring that a high level of safety is maintained in facility operation and ground operations support of NASA missions in accordance with this contract and in accordance with NASA FAR Supplement Clause 1852.223-70, Safety and Health. NASA and their spacecraft contractors will be responsible for safety of their personnel in the operations they perform. The Launch Service Provider will be responsible for safety of Launch Service Provider personnel in performing operations on launch vehicle hardware and integrated operations involving the spacecrafts. The Contractor shall be responsible for the safety of their personnel and providing safe operating facility and environment.

The Contracting Officer will designate a Safety representative to serve as the Government (NASA) interface to the Contractor to facilitate identification of safety requirements and approval of facility readiness with the Payload Safety Office. The Contractor shall identify a Safety Representative to resolve safety and health issues in a manner consistent with Article 14 and SOW Sections 2.4 and 3.2. The Contractor shall be responsible for establishing and maintaining safety procedures and controls in compliance with all Federal, State and local laws and regulations applicable to safety and health (paragraph (a) of the Safety and Health clause (NFS 1852.223-70). The Contractor’s Safety and Health Plan will be evaluated using NPR 8715.3, NASA Safety Manual Appendix H. The Contractor Safety representative will work with the Payload Safety Representative to assure that all parties involved in facility activities are cognizant of safety hazards and controls in the facility. The Contractor Safety Representative and Payload Safety Representative will perform coordination of safety aspects of operations and resolve safety and health issues during processing.

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All accidents, mishaps, close calls or other incidents as defined by NASA shall be reported as required by NFS 1852.223-70, Safety and Health. The Contractor shall immediately report to the Contracting Officer, Contracting Officer’s designated Safety Representative, and Payload Safety Representative, any accidents, mishaps, close calls or other incidents. Reporting requirement, format, etc. to comply with KSC and the NASA Payload Safety organization requirements will be identified in the mission specific tailoring.

The contractor’s Facility Safety Manual shall be tailored for each mission to reflect mandatory NASA safety standards and operational safety requirements that will vary for the payload organizations occupying the Contractor’s facility. This mission specific tailoring shall reflect current safety policy, and criteria applicable to ground support equipment (GSE) and to ground operations processing at the facility. The Contractor will support tailoring, in accordance with NASA STD 8719.8, Expendable Launch Vehicle Payload Safety Review Process Standard. Tailoring will be conducted to accomplish the following:

1.	The Contractors “Facility Safety Manual” shall be the baseline document to be Tailored. NASA Payload Safety organizations shall assess their individual programs and provide additional requirements to supplement NASA Standards, as needed, for inclusion in the tailored document.

2.	Tailoring will reflect the requirements of the Contractor, NASA Payload Safety Organization, NASA KSC LSP SMA, the Launch Vehicle Contractor, and will be supported by their representatives.

3.	The Final Mission Specific Tailoring shall be completed 120 calendar days prior to Initial facility occupancy, and be approved by the Contractor, KSC Launch Services Program, and the NASA Payload Organization.

The Contractor, through the variance process defined in the Mission Specific Tailoring, will document any non-compliance to NASA Standards or higher-level requirements. A written report, as defined in SOW Section 3.1.3.1, shall be provided within 5 days of the occurrence.

ARTICLE 17	MISSION SUCCESS DETERMINATION

A.	DEFINITION

For purposes of this clause, the definition of “successful” means the Contracting Officer has determined that the Contractor has fully met all of the assigned milestones and required tasks in a timely manner.

B.	PURPOSE AND AUTHORITY

The Contracting Officer will determine the performance price based upon evaluation of the Contractor’s performance at each event. This determination will be based upon the success criteria defined in C of this Article and data input from the Customer and the COTR.

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C.	PROCEDURES

The Contracting Officer will authorize payment based upon how well the Contractor completes four predefined performance events. Performance events one through three will have fixed percentage payments of the CLIN price, and the Contractors performance will be graded, but the percentage will not be changed (except as authorized by Article 6). The Contracting Officer may defer payment at any performance event when the Contractor has failed to meet the requirements of the event. The payment will only be deferred until that time when all requirements have been met. Performance event four will have a maximum percentage payment, based upon the initial CLIN price, which may be reduced based on the Contractor’s performance on events one through four. The four performance events, associated criteria, and percentages are defined as follows:

(1)	Facility Reservation

For the CALIPSO/CloudSat mission, issuance of this contract constitutes the reservation of the facility during the time specified elsewhere in this contract. Upon receipt of the contractor’s invoice after contract issuance, as applicable, the Contracting Officer will authorize payment of 5 percent of the CLIN price.

(2)	The Certificate of Facility Readiness (COFR)

The Contractor shall submit the COFR no later than 40 calendar days prior to Initial Facility Occupancy. The Government will provide approval/disapproval of the COFR within 5 working days. The approval will include inspection of back-up documentation used in the preparation of the COFR, audit of Contractor data, and may include an inspection or walkthrough of the facility, by the COTR or her designee(s). The COFR shall be submitted as DRL Item 7 and prepared in accordance with the instructions for that DRL provided in Attachment 2.

In addition, all facility services and systems shall be in place and ready to support Customer activities not later than 5 working days prior to initial facility occupancy. This shall include but not be limited to:

•	Proof that operational systems (communications, television, RF, etc.) are validated and ready to support

•	Proof the administrative systems (desks, telephones, LAN, Fax machines, copiers, etc.) are ready for use

•	Proof the facility systems (material handling equipment, power, gases, compressed air) have required necessary certifications, tests, and calibrations, and are in place to support the payload and associated GSE

•	Proof that cleanroom specifications have been maintained

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•	Proof that safety systems (toxic vapor monitors, lightning protection, etc) have been certified and are ready for use.

Should any items be identified by the Contractor or NASA as requiring completion or resolution, a closure log will be developed with mutually agreed actions, closure dates and required verification. These items will be tracked to completion.

Upon approval of the COFR, the Contracting Officer will authorize the payment of 45 percent of the CLIN price.

(3)	Payload processing period

The Contractor shall have provided the necessary equipment and personnel and transported the payloads and their respective GSE from the arrival points to the inside of the PPF without incident. The Contractor shall demonstrate that all facility systems have met the Government’s minimum requirements as defined in the SOW, all necessary support services and materials have been provided in a timely manner, and any facility system failures or deficiencies have been corrected without causing delay to the processing schedule or impact to flight hardware. When the spacecrafts departs the facility for the launch pad, the Contracting Officer will authorize payment of 30 percent of the CLIN price.

(4)	Facility departure

The Contractor shall have demonstrated that all facility systems have met the Government’s minimum requirements as defined in the SOW, all necessary support services and materials required at the PPF have been provided in a timely manner during the pad processing and launch periods, and any facility system failures or deficiencies have been corrected without causing delay to the processing or launch schedule. The Contractor shall have provided the necessary equipment and personnel to load and transport the GSE and payload (if required) from the PPF to the departure point without incident. When all Customer hardware has departed the facility, the Contracting Officer will authorize payment of up to (or percentage thereof) 20 percent of the initial CLIN price, as defined by the table in Section D, and any increase/decrease due to contract modification.

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D.	PERFORMANCE PRICE

In the event the Contracting Officer determines that the Contractor has had less than successful performance ratings on any of the four performance events, the Contracting Officer may reduce payment of event four based on the following schedule:

Performance Event	Reduction of Initial CLIN price
1	Up to 1 percent of Initial CLIN price
2	Up to 9 percent of Initial CLIN price
3	Up to 6 percent of Initial CLIN price
4	Up to 4 percent of Initial CLIN price

E.	DETERMINATION OF PERFORMANCE PAYMENT

The Contracting Officer’s determination under this clause is final and not subject to the “Disputes” clause of this contract. The following procedures will be used to determine the earned performance payment applicable to each CLIN.

1.	An initial decision of the performance payment percentage earned by the Contractor will be made by the Government within five work days (goal) after the Facility Departure Date. Verbal and/or written reports of the Customers as well as the verbal and/or written reports of the Contractor will be considered.

2.	The Government will make an initial decision of the earned performance payment and discuss the decision with the Contractor. The Government will send a written initial decision to the Contractor which will briefly outline the Contractor’s performance on each event. Any less than successful performance ratings will be fully documented.

3.	In the event the Contractor disagrees with the initial decision, the Contractor may, within seven work days (requirement), notify the Contracting Officer in writing (facsimile is acceptable) of the Contractor’s rationale for disagreement with the initial decision. The Contractor will send a copy of his rationale to the Director, Procurement Office and the Program Manager for Launch Services Program at John F. Kennedy Space Center.

4.	Within five work days (goal) of receipt of the Contractor’s rationale, the Contracting Officer will consider the initial decision, the Contractor’s rationale, and any other facts or discussions with the COTR, the Payload User, the Contractor, and KSC management, if applicable, and make a determination of the performance payment earned by the Contractor. The Contractor shall have no right of appeal of the Contracting Officer’s determination.

5.	The Contracting Officer will issue a unilateral modification to the contract within one work day (goal) of the determination of performance payment authorizing payment to the Contractor of the earned amount.

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ARTICLE 18	PAYMENT SCHEDULE

(a)	A payment will be made to the Contractor upon completion of each performance event specified in paragraph (d) of this clause in the amount specified for the relevant performance event.

(b)	Upon completion of each performance event, the Contractor shall notify the contracting officer in writing, accompanied by a voucher and certification, that the performance event has been completed. The Contractor’s written notification shall contain a brief narrative of the work activity accomplished for the particular performance event. The contracting officer shall promptly verify that successful completion of the performance event has occurred, notify the Contractor of NASA’s concurrence, and forward the Contractor’s voucher with a copy of the verification to the designated paying office.

(c)	The Contractor represents and warrants that it maintains (1) insurance on plant and equipment against fire and other hazards, to the extent that similar properties are usually insured by others operating plants and properties of similar character in the same general locality; (2) adequate insurance against liability on account of damage to persons or property; and (3) adequate insurance under all applicable workers’ compensation laws. The Contractor agrees that, until work under this contract have been liquidated, it will maintain this insurance and furnish any certificates with respect to its insurance that the administering office may require.

(d)	Upon successful completion of a performance event, the Contractor may request payments based on the following data (each performance event is applicable to each CLIN identified in the schedule).

Performance event		Amount (% of CLIN Price)	Estimated date of completion
(1)	Facility Reservation	5%	Contract Award

(2)	Certification of Facility Readiness Approval	45%	3 days prior to Initial Facility Occupancy Date

(3)	Payload processing period	30%	Spacecraft departs facility and goes to the Launch Pad

(4)	Facility Departure Date (Mission Success Determination)	Up to 20%	Launch plus 30 days

(h)	(1) A performance event may be successfully completed in advance of the date appearing in paragraph (d) of this clause. However, payment shall not be made prior to that date without the prior written consent of the Contracting Officer.

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(2) The Contractor is not entitled to partial payment for less than successful completion of a performance event.

(3) All preceding performance events must be successfully completed before payment can be made for the next performance event, unless the prior written consent of the Contracting Officer is obtained.

ARTICLE 19	INVESTIGATIONS AND CORRECTIVE ACTIONS

1. In the event that the facility, facility systems, and/or facility support equipment do not achieve performance requirements or if any processing anomaly occurs, the Contractor shall investigate this anomaly or failure at its expense. The Contractor shall determine the scope of the investigation and shall conduct and control the investigation. There may be a Government overview team to assess and approve the Contractor’s investigative and corrective actions. The Government’s designated representatives may observe and participate in the investigation.

2. The Contractor shall present to the Government its findings resulting from the investigation and the proposed corrective actions, if any. The Contractor has the burden of proof to show that the corrective action is sufficient. The Contracting Officer may either accept or reject any finding or corrective action. If the Contracting Officer accepts a finding and the related corrective action, the costs of the corrective actions will be borne by the Contractor including re-validation for NASA’s use. The Government may at its option and its expense conduct its own investigation of the anomaly or failure. The Contractor shall cooperate with and fully support the Government’s investigation.

3. If the Government determines that additional or corrective action other than that proposed by the Contractor is required, the Contractor shall implement the Contracting Officer’s written direction to perform the corrective action. The costs of implementing the Contracting Officer’s directed corrective action may be a basis for an equitable adjustment.

ARTICLE 20	FAR 52.212-4 CONTRACT TERMS AND CONDITIONS – COMMERCIAL ITEMS (OCT 2003)

(a)	Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights-

(1)	Within a reasonable time after the defect was discovered or should have been discovered; and

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(2)	Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b)	Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Government-wide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c)	Changes. Changes in the terms and conditions of this contract may be made in accordance with FAR 52.243-1, Changes—Fixed Price (Aug 1987) - Alt. II (Apr 1984).

(d)	Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e)	Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f)	Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g)	Invoice.

(1)	The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include-

(i)	Name and address of the Contractor;

(ii)	Invoice date and number;

(iii)	Contract number, contract line item number and, if applicable, the order number;

(iv)	Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v)	Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi)	Terms of any discount for prompt payment offered;

(vii)	Name and address of official to whom payment is to be sent;

(viii)	Name, title, and phone number of person to notify in event of defective invoice; and

(ix)	Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x)	Electronic funds transfer (EFT) banking information.

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(A)	The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B)	If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.

(C)	EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2)	Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h)	Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i)	Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j)	Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1)	Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2)	Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k)	Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(1)	Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

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(m)	Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n)	Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o)	Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p)	Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q)	Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r)	Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s)	Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1)	The schedule of supplies/services.

(2)	The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3)	The clause at 52.212-5.

(4)	Addenda to this solicitation or contract, including any license agreements for computer software.

(5)	Solicitation provisions if this is a solicitation.

(6)	Other paragraphs of this clause.

(7)	The Standard Form 1449.

(8)	Other documents, exhibits, and attachments.

(9)	The specification.

(End of clause)

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ARTICLE 21	FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS–COMMERCIAL ITEMS (JAN 2004)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clause, which is incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (Aug 1996) (31 U.S.C. 3553).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☒	(1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐	(2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

☒	(3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

☐	(4)(i) 52.219-5, Very Small Business Set-Aside (June 2003) (Pub. L. 103-403, section 304, Small Business Reauthorization and
Amendments Act of 1994).

☐	(ii) Alternate I (Mar 1999) of 52.219-5. D

☐	(iii) Alternate II (June 2003) of 52.219-5.

☐	(5) (i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐	(ii) Alternate I (Oct 1995) of 52.219-6.

☐	(6) )(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐	(ii) Alternate I (Oct 1995) of 52.219-7.

☒	(7) 52.219-8, Utilization of Small Business Concerns (Oct 2000) (15 U.S.C. 637(d)(2) and (3)).

☒	(8) (i) 52.219-9, Small Business Subcontracting Plan (Jan 2002) (15 U.S.C. 637(d)(4).

☐	(ii) Alternate I (Oct 2001) of 52.219-9.

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☐ (iii)	Alternate II (Oct 2001) of 52.219-9.

☐ (9)	52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).

☒ (10)	(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (June 2003) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☒ (ii)	Alternate 1 (June 2003) of 52.219-23.

☐ (11)	52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (Oct 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (12)	52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☒ (13)	52.222-3, Convict Labor (June 2003) (E.O. 11755).

☐ (14)	52.222-19, Child Labor-Cooperation with Authorities and Remedies (Jan 2004) (E.O. 13126).

☒ (15)	52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (16)	52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

☒ (17)	52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☒ (18)	52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

☒ (19)	52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☐ (20)	(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA- Designated Products (Aug 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).

☐ (ii)	Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

☐ (21)	52.225-1, Buy American Act-Supplies (June 2003) (41 U.S.C. lOa-lOd).

☐ (22)	(i) 52.225-3, Buy American Act- Free Trade Agreement-Israeli Trade Act

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(January 2004) (41 U.S.C. lOa-lOd, 19 U.S.C. 3301 note, 19U.S.C. 2112 note).

☐ (ii)	Alternate I (Jan 2004) of 52.225-3.

☐ (iii)	Alternate II (Jan 2004) of 52.225-3

☐ (23)	52.225-5, Trade Agreements (January 2004) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (24)	52.225-13, Restrictions on Certain Foreign Purchases (October 2003) (E.o.s., proclamations, and statues administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (25)	52.225-15, Sanctioned European Union Country End Products (Feb 2000) (E.O. 12849).

☐ (26)	52.225-16, Sanctioned European Union Country Services (Feb 2000) (E.O. 12849).

☐ (27)	52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (28)	52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (29)	52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).

☒ (30)	52.232-34, Payment by Electronic Funds Transfer-Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).

☐ (31)	52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).

☐ (32)	52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

☐ (33)	(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631)..

☐ (ii)	Alternate I (Apr 1984) of 52.247-64.

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(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☐ (1)	52.222-41, Service Contract Act of 1965, as Amended (May 1989) (41 U.S.C. 351, et seq.).

☐ (2)	52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (3)	52.222-43, Fair Labor Standards Act and Service Contract Act-Price Adjustment (Multiple Year and Option Contracts) (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (4)	52.222-44, Fair Labor Standards Act and Service Contract Act-Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (5)	52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989) (41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records-Negotiation

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

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(e)(l) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause-

(i)	52.219-8, Utilization of Small Business Concerns (Oct 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii)	52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

(iii)	52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

(iv)	52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v)	52.222-41, Service Contract Act of 1965, as Amended (May 1989), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).

(vi)	52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

ARTICLE 22	LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: The following clauses are hereby incorporated by reference:

I.	FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

FAR 52.204-4 FAR 52.204-7 FAR 52.242-15 FAR 52.246-4 FAR 52.246-11

Printed or Copied Double-Sided on Recycled Paper (Aug 2000)

Central Contractor Registration (Oct 2003)

Stop Work Order (Aug 1989)

Inspection of Services—Fixed Price (Aug 1996)

Higher-Level Contract Quality Requirement (Feb 1999)

	Title	Number	Date	Tailoring
	ISO	9000	2000
	AS9100	AS9100	2001

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II. NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

NFS 1852.215-84	Ombudsman (Oct 2003)

{Fill in: Insert “Dr. Woodrow Whitlow Jr., Kennedy Space Center, Code AA-A, Kennedy Space Center FL 32899, telephone number 3212-867-2355, fax 321-867-7787, email woodrow.whitlow-1@nasa.gov.”}

NFS 1852.223-70	Safety and Health (Apr 2002)
NFS 1852.223-75	Major Breach of Safety and Security (Feb 2002)

III. KSC CLAUSES (in full text):

KSC 52.246-103	Quality Assurance Requirements (Jul 2002)

1.0 The contractor shall establish and maintain a quality control system, which satisfies the requirements of ANSI/ISO/ASQ Q9001-2000, Quality management systems— Requirements, and amendments/exclusions described below.

2.0 A detailed quality manual shall be prepared in accordance with paragraph 4.2.2 of the ANSI/ISO/ASQ document. Two copies of the manual shall be submitted to the Contracting Officer within thirty (30) calendar days after contract award for approval. If the contractor has received ISO 9001-2000 accreditation from a 3rd party registrar, then the contractor may submit a copy of their certification in lieu of the Quality Manual submittal.

3.0 NASA/KSC maintains the right to conduct quality audits, as required, in order to validate the contractors compliance with the applicable sections of this specification.

4.0 EXCLUSIONS: The following paragraphs of the Q9001 document do not apply to this procurement.

4.0 a. Section 7.3 DESIGN AND DEVELOPMENT

ARTICLE 23	LIST OF ATTACHMENTS

ATTACHMENT NO.	TITLE	NO. OF PAGES
1	Statement of Work – March 2004	29
	Appendix A – B (Reserved)
2	Appendix C to SOW	3
2	Appendix D to SOW	54

CALIPSO/CloudSat Payload Processing	Attachment 1

Attachment 1

STATEMENT OF WORK:

CALIPSO/CloudSat Payload Processing Capability

for the

National Aeronautics and Space Administration

March 2004

i

CALIPSO/CloudSat Payload Processing	Attachment 1

TABLE OF CONTENTS

1.0 Scope, Objectives, and Payload Processing	1

1.1 SCOPE	1

1.2 OBJECTIVES	1

1.3 PAYLOAD PROCESSING	1
1.3.1 Occupancy Period	2

2.0 TECHNICAL REQUIREMENTS	2
2.1 Facility	2
2.2 Facility Systems	3
2.2.1 Mechanical Systems	3
2.2.2 Electrical Systems	4
2.2.3 Communications, Telemetry and Video	4
2.2.3.1 Voice Systems	4
2.2.3.2 Television System	5
2.2.3.3 Timing System	5
2.2.3.4 Paging and Warning System	5
2.2.3.5 Data System	5
2.2.3.6 Radio Frequency System	6
2.2.3.7 Local Area Network System	6
2.2.3.8 Telephone System	6
2.3 Services	7
2.4 Processing Methodology	8

3.0 MANAGEMENT	9
3.1 Management Approach and Processes	9
3.1.1 Manifesting and Scheduling	9
3.1.2 Customer Communications and Support	9
3.1.2.1 Payload Planning Support	10
3 1.2.2 Daily Schedule Coordination Meetings	10
3.1.2.3 Training	10
3 1.3 NASA Insight and Approval	11
3.1.3.1 Anomaly Investigations	11
3.1.4 Documentation	11
3.1.5 Environmental Assessments	12
3.1.6 ISO Certification	12
3.2 Key Personnel and Staffing	12

ATTACHMENT 2	1
DOCUMENTATION REQUIREMENTS LIST	1

ATTACHMENT 3	1

ii

CALIPSO/CloudSat Payload Processing	Attachment 1

ACRONYMS AND ABBREVIATIONS	1

ATTACHMENT 4	1
DEFINITIONS	1

ATTACHMENT 5	1
CALIPSO AND CLOUDS AT PRELIMINARY OPERATIONS SCHEDULE	1

ATTACHMENT 6	1
LIST OF APPLICABLE DOCUMENTS	1

iii

CALIPSO/CloudSat Payload Processing	Attachment 1

1.0	Scope, Objectives, and Payload Processing

1.1	Scope

This Statement of Work (SOW) defines the tasks required of the Contractor to provide processing facilities and services for the Cloud Aerosol Lidar and Infrared Pathfinder Satellite Observations (CALIPSO) and CloudSat Spacecrafts and for the Delta Dual Payload Attach Fitting (DPAF). The two spacecraft are flying on the same Delta II rocket using the DPAF. The Contractor shall provide the following: advance planning, facilities, supplies, commodities, and services necessary for Payload User and Launch Service Provider to perform prelaunch processing of the CALIPSO and CloudSat satellites and the Launch Vehicle (LV) DPAF, fueling (by others) of both satellites, integration with the DPAF and encapsulation/transport of the completed payload stack to the Pad.

1.2	Objectives

The Contractor shall perform advance planning necessary to furnish facilities, supplies, commodities, and services necessary for processing the CALIPSO and CloudSat Spacecrafts and providing for launch vehicle integration operations, when required. The Contractor shall be responsible for the following: (1) ensuring the facility is operated and maintained to appropriate requirements; (2) providing services for the offload, transportation, and receipt of the payloads/Ground Support Equipment (GSE) from the VAFB arrival location to the Payload Processing Facility (PPF); (3) providing the required commodities and services necessary to support payload processing; and (4) providing facilities and services to house support personnel. NASA will approve the choice of the processing site for this mission if more than one site is capable of providing support.

1.3	Payload Processing

The Contractor shall be responsible for operating and maintaining a facility for processing flight hardware under this contract. The Contractor is responsible for providing all services necessary for the Payload Users to successfully prepare their flight hardware for launch. The Contractor shall abide by all Customer guidelines required to maintain the payload during processing operations in the PPF. During the occupancy period, the Contractor shall provide necessary facility access, including access by foreign national personnel, and support as required for payload processing. The Payload Users will coordinate planned off-shift and 24-hour operations, but off-shift and 24-hour facility access and payload operations may also be required in the event of anamolies or unplanned processing schedule changes. In the event of a launch cancellation or postponement after payload erection, the Contractor shall provide facilities and services for further processing, off-loading propellants, or deservicing the payload for shipment back to the manufacturing plant or launch site. The Contractor shall provide support for packing and shipping GSE after the launch campaign is concluded. The work schedule for CALIPSO and CtoudSat Payload Users may include

CALIPSO/CloudSat Payload Processing	Attachment 1

any or every day between arrival and launch. However, standard work schedules will be set prior to arrival and for work outside of those hours, in the case of contingency operations, the Contractor shall be responsible for providing processing facilities and services.

1.3.1	Occupancy Period

The period of time for use of the Contractor’s facilities shall be from the initial facility occupancy date through 30 calendar days after the Target Launch Date or removal of all Customer support equipment which ever comes first. The occupancy periods are shown in Attachment 5. During the occupancy period, the Contractor shall provide insight on activities of other facility tenants as they affect NASA’s payload processing schedules. NASA and the Contractor recognize that the nature of space flight activity is such that schedules must sometimes be changed, often for reasons beyond the control or reasonable predictive capability of NASA or the Contractor.

2.0	Technical Requirements

The Contractor shall be responsible for providing, operating, and maintaining the facility, facility systems, and facility support equipment using industry’s best practices. Use of Contractor’s industry best practices will not supersede the maintenance and operational requirements set forth in Appendix D of this Statement of Work. In the event there is a conflict between the SOW and appendices to the SOW, the SOW shall prevail. Appendix D was originally generated for, and will be included in the respective CALIPSO and CloudSat Launch Site Support Plans (LSSPs). Verification of performance will be in accordance with the “Government Insight and Approval” and “Mission Success Determination” contract Articles.

2.1	Facility

The Contractor shall meet the minimum facility requirements stated in SOW Appendix D. Processing and support space requirements provided in SOW Appendix D represent NASA’s estimated needs based on spacecraft size and support equipment. The contractor shall accommodate CALIPSO and CloudSat and their respective launch vehicle integration operations in the PPF without compromising the requirements listed for the spacecraft. These integrated operations include the build-up and processing of the DPAF prior to mating each spacecraft. The contractor shall accommodate the outdoor facility requirements in support of the CALIPSO Atmospheric Test as listed in SOW Appendix D.

Access shall be provided for the spacecrafts and Launch Service Provider to become familiar with the facility capabilities for the support of their respective activities. The Contractor shall provide data/information relative to the expected RF and magnetic environment within the PPF during the facility occupancy period and external to the PPF during the Contractor provided transportation of the payload. The Contractor shall work as a team with the Customer and Range to optimize the RF and magnetic

CALIPSO/CloudSat Payload Processing	Attachment 1

environment for the specific payloads. The Contractor shall provide data/information relative to the historical performance of the environmental control systems in the PPF and the expected environment during processing. The contractor shall provide data/information relative to the materials that will be present in the facility and their compatibility with the spacecraft systems and materials.

2.2	Facility Systems

The Contractor shall meet the minimum facility system requirements stated in SOW Appendix D for the CALIPSO and CloudSat payloads. The Contractor shall be responsible for providing back-up capability for all critical facility systems. The Contractor shall be responsible for submittal of the Certificate of Facility Readiness (COFR) in accordance with the “Mission Success Determination” contract Article.

2.2.1	Mechanical Systems

For all mechanical systems, the Contractor shall meet the requirements stated in SOW Appendix D and those stated in the following paragraphs.

The Contractor shall provide an overhead traveling bridge crane in the cleanroom and airlock that is designed, operated, and maintained in compliance with all applicable Occupational Safety and Health Administration (OSHA), American National Standard Institute (ANSI)/American Society of Mechanical Engineers (ASME), Crane Manufactures Association of America (CMA 70) documents, and EWR 127-1 documents. Prior to this mission, the Contractor shall perform an inspection, operational test, and rated load test on the cranes to be used during the processing flow per EWR 127-1 Section 6.6 and ANSI/ASME B30.2 Chapter 2-2 Sections 2-2.1.2, 2-2.1.3, 2-2.2.1, and 2-2.2.2. The Contractor shall submit the inspection and test results as part of the COFR.

The Contractor shall provide a Heating, Ventilating, and Air Conditioning (HVAC) System to supply the following areas: airlock, cteanroom, control room, GSE storage room, break room, restrooms, conference room, office rooms, garment change room, and any other areas where flight hardware is processed. This system shall meet temperature, humidity, and cleanliness class requirements under normal processing operations during payload operations as listed in SOW Appendix D for the appropriate payload. The HVAC system shall comply with the American Society of Heating Refrigeration and Air Conditioning Engineers (ASHRAE) guidelines for design, operation, and maintenance practices. In addition, the Contractor shall provide backup HVAC contingency capability.

The Contractor shall provide an environmental monitoring system that has the capability to monitor a clean work area as required in SOW Appendix D.

The Contractor shall provide verification of oxygen levels prior to the beginning of each work shift.

CALIPSO/CloudSat Payload Processing	Attachment 1

In accordance with EWR 127-1, the contractor shall continuously monitor toxic vapor levels (Section 6.11.5.2.4f) and provide toxic vapor checks every eight hours and prior to entry if the facility has been left unattended for eight hours (Section 6.11.5.2.1f). Monitoring shall be performed at American Conference of Governmental Industrial Hygienists (ACGIH) levels of 0.01 ppm for hydrazine.

2.2.2	Electrical Systems

For all electrical systems, the Contractor shall meet the requirements stated in SOW Appendix D and those stated in the following paragraph.

The Contractor shall provide per National Electrical Code (NEC) Class I, Division 2, Group C and D hazard proofing for both the cleanroom and airlock electrical power receptacles. The Contractor shall also provide European power systems as defined in Appendix D. As a minimum, the Contractor’s grounds shall be equipped with grounding plates available for Customer use in the cleanrooms, airlock, control rooms and outside pad area. In addition, the Contractor shall be responsible for switching to facility back-up power for the cleanrooms (and associated Payload Users GSE), HVAC, Environmental Monitoring system, and emergency lighting loads during a facility power outage and maintaining until facility power restoration. The Contractor shall ensure that the electrical systems are designed, operated, and maintained in accordance with the NEC and the National Fire Protection Association (NFPA) where applicable.

2.2.3	Communications, Telemetry, and Video

The Contractor shall be responsible for providing, operating, and maintaining the necessary equipment to handle the flow of voice, video, and telemetry both internal and external to the PPF facility during payload processing and launch. The Contractor shall make all necessary arrangements with the appropriate Government agencies for interfacing signals that need to be transported to other Government facilities at Vandenberg Air Force Base (VAFB). The Contractor shall be responsible for all equipment up to the VAFB/Govemment interface demarcation point. The Government will make arrangements for the NISN circuit assignments as needed, but the Contractor shall deliver the specified signals to the VAFB/Government interface demarcation point. Certain operations will require redundancy in the voice and data systems to prevent single point failures from halting operations. The Contractor shall ensure its systems provide the necessary level of redundancy at all times during facility occupancy and including launch operations as specified by the Customer.

2.2.3.1	Voice Systems

The Contractor shall provide a voice system capable of handling a combination of internal channels as well as channels extended to various external locations such as Space Launch Complex 2 (SLC-2), Remote Launch Control Center (RLCC), Launch

CALIPSO/CloudSat Payload Processing	Attachment 1

Operations Control Center (LOCC), Buildings 836 and 840, and other NASA centers via NISN. The system shall be capable of concurrent operation of all stations, and each station shall be able to access multiple channels simultaneously. The voice system shall have growth capability with respect to the number of stations available to Payload Users. Stations located in areas where hazardous materials may be used shall meet the requirements defined in Eastern and Western Range 127-1.

2.2.3.2	Television System

The Contractor shall provide a television system consisting of closed circuit television cameras located in the cleanrooms and airlock areas and fitted with remote control pan, tilt, zoom, and focus to be controlled by the Payload customers in the control rooms specified for each Payloads GSE. The system shall be capable of extending internally generated video to external locations such as Building 836, Building 840, and other NASA centers, as well as distributing internally various signals generated at external locations such as the space launch complex. Cameras located in areas where hazardous materials may be used shall meet requirements defined in Eastern and Western Range 127-1.

2.2.3.3	Timing System

The Contractor shall provide a timing system capable of accepting, distributing, and displaying Range generated timing signals. Displays located in areas where hazardous materials may be used shall meet the requirements defined in Eastern and Western Range 127-1.

2.2.3.4	Paging and Warning System

The Contractor shall provide a paging and warning system capable of paging personnel in all occupied areas of the facility. Paging microphones shall be located in the control rooms and at the secretaries’ desks. The paging and warning system shall be capable of alerting personnel inside and outside the facility in the event of a hazardous situation as specified by Eastern and Western Range 127-1. Control of the warning system shall be located in the control rooms.

2.2.3.5	Data System

The Contractor shall provide a data system capable of routing payload customer data from the cleanrooms to external locations such as Bldg. 836. The system shall be capable of accepting Electronic Industry Association (EIA) RS-422 data, in various bit rates, and fiber optic based signals, and extending them to the VAFB/Government interface demarcation point for transmission to other centers via NISN, or to the launch complex area. The system shall have either the necessary redundancy to automatically reestablish any/all circuits in the event of a failure in system hardware/software or

CALIPSO/CloudSat Payload Processing	Attachment 1

provide duplicate circuits per the SOW Appendix D requirements. The system shall be able to support late requirements and have a minimum growth capability of 25 percent.

2.2.3.6	Radio Frequency System

The Contractor shall provide a Radio Frequency (RF) system capable of radiating S-Band frequencies between the PPF and various existing Government facilities on VAFB, in particular to the Vandenberg Tracking Station. The system shall be capable of supporting three separate simultaneous signals (two transmit and one receive). The Contractor shall provide antenna alignment services, obtain RF authorization, and obtain clearance from the appropriate Government agency before system use.

2.2.3.7	Local Area Network System

The Contractor shall provide two Local Area Network (LAN) systems that will be used for administrative data only, one for U.S. Citizens and one for Foreign Nationals. The Payload Customers will provide their own workstation security. The Contractor shall not be required to provide workstations or software for workstations. The Contractor shall provide all hardware and software (i.e., network switches/routers, network cable drops, etc.) necessary to establish and maintain connectivity between the facility systems and the appropriate VAFB interface point and serve as an interface between the Payload User and VAFB for coordination, troubleshooting, and network management.

2.2.3.8	Telephone System

The Contractor shall provide a standard multi-line commercial telephone system, with station-to-station intercom and local (VAFB) dialing capability. The Customers will also require commercial telephone lines to support faxes and analog modems. The Contractor will not be responsible for the payment of charges associated with the commercial services but shall assist the Customer in making arrangements with the commercial carrier and appropriate VAFB agency for service and installation. Stations located in areas where hazardous materials may be used shall meet the requirements defined in Eastern and Western Range 127-1.

CALIPSO/CloudSat Payload Processing	Attachment 1

2.3	Services

The Contractor shall provide services in support of mission processing at the PPF, including arrangements for receipt of flight hardware and GSE.

Appendix D of this Statement of Work lists the minimum services to be provided by the Contractor for each payload. These service categories include:

•	Administrative support

•	Analysis/Sampling

•	Fluids and Gases

•	Cleanroom garments & supplies

•	Transportation

•	Propellant loading support equipment and support services

•	Material handling

•	Photography support

•	Janitorial support

•	Security

•	Forklift and crane operators

•	Miscellaneous equipment and services

The Contractor shall be responsible for coordinating the arrival of the flight hardware and GSE and providing all handling equipment necessary to off-load and transport it into the PPF (See DRL 8). This includes arranging for badging, the arrival site, security, and any material handling equipment needed at the point of arrival, including at the runway for flight hardware or GSE arrival by aircraft. The contractor shall coordinate with all necessary agencies for the arrival by aircraft including the USAF, U.S. Customs, Immigration and Naturalization Service, and the Department of Agriculture. The CloudSat Spacecraft is expected to arrive via ground transport. The CALIPSO Spacecraft is expected to arrive via aircraft to the VAFB airfield.

Both CALIPSO and CloudSat require mono-propellant fueling with ultra-pure hydrazine. The Contractor Facility shall accommodate CALIPSO and CloudSat fueling operations and their respective sets of servicing equipment. The Contractor shall arrange for the payload fueling activities and provide those items specified in Appendix D (e.g. breathing air, spill containment). The Contractor should note one exception; the Government (or the Payload Users through the Government) will purchase and deliver the propellants to VAFB. The Payload Users will perform the fueling activity in the PPF. The Contractor shall provide for the storage and transportation on VAFB, and the storage and handling of propellants at the PPF. The Contractor shall be responsible for the integrity of the propellants from the time of receipt at VAFB to the time of loading into the Payload User provided propellant cart. Sample analysis of the propellant, or any gases or fluids, shall be provided by the Contractor (See DRL 10). All other commodities such as gaseous helium, gaseous nitrogen, liquid nitrogen, isopropyl alcohol, and other general purpose cleaning agents and solvents shall be supplied by the Contractor. The Contractor shall provide certification that all delivered fluids and gases meet the required specifications.

CALIPSO/CloudSat Payload Processing	Attachment 1

The Contractor shall dispose of all domestic, industrial, and hazardous waste generated at the PPF and is responsible for spill containment, clean-up, and facility decontamination in the event of a hazardous mishap.

The Contractor shall provide the ability for priority turnaround on sampling and analysis. On all other services the Contractor shall state his intended response time from time of request to delivery of services.

The contractor shall ensure the security of the payloads flight hardware and information. The contractor shall control access to each payloads assigned areas, including controlling the access from each other. The contractor shall ensure full and free access by the payload users to their assigned areas, including for foreign national payload users.

The contractor shall coordinate and schedule with outside sources for payload customer requirements. The contractor shall provide troubleshooting and platform services for the payload customers where required to include coordinating with outside sources until resolution of the problem.

In addition to the services described in this section and in Appendix D the Contractor shall provide minor technical shop support. Examples of this support include sling proof load, electrical test equipment maintenance and repair, test equipment calibration, manufacturing of small mechanical parts, welding, pressure system component maintenance, precision cleaning, NDE, etc.

To the extent that this support is not available at the Contractor facility, the Contractor will arrange for Customer support from other local capability.

2.4	Processing Methodology

As part of payload processing the Payload Users will perform hazardous operations. Typical hazardous operations include spacecraft fueling, ordnance installation and checkout, non-ionizing radiation sources (e.g. RF, laser, bright light), and payload handling. The Contractor’s facility should be sited and otherwise approved for these operations (Reference the “Licenses and Permits For a Payload Processing Facility/Operator” contract Article). The Contractor shall work with and provide support to the Payload Users to help mitigate hazards associated with processing operations.

Prior to the initial facility occupancy of this mission, NASA will submit documents to the Contractor including: Payload Processing Procedures, Payload Safety Documentation, and Final Processing Requirements and Flight Hardware Flows. The Contractor shall review and provide a written response to these procedures and safety documentation per the timelines specified in the “Government Provided Documents” contract Article. The Contractor may be required to provide signature concurrence to comply with Customer Payload processing procedures (e.g. Contamination Control Implementation Plan). The Contractor shall inform the Customers of any processes that do not meet

CALIPSO/CloudSat Payload Processing	Attachment 1

Contractor facility, safety, or environmental guidelines or violate any facility operational permits or licenses. The Contractor shall provide input to Customer procedures regarding facility capability, safety, and hazard mitigation.

For the final processing requirements and flight hardware flows, the Contractor shall provide a response that indicates understanding of the requirements and certifies that it will meet the specified requirements. Exceptions to meeting the requirements must be documented and provided to the Customer per the timelines defined in the “Government Provided Documents” contract Article.

At the Customer’s request, the Contractor shall assist the Payload Customers in the development of the flight hardware flow in the PPF. This shall include optimizing the use of floor space and facility systems, such as the cranes, high pressure gas, etc. for operations such as fueling, encapsulation, or canning.

During normal processing operations, Contractor trained Payload Users will have coordinated access to operate the following facility systems including, but not limited to: cranes, forklifts, fire protection system, and doors. The Contractor shall be responsible for ensuring that all facility, facility systems, and facility services are available when required per the processing flows and any subsequent planning and scheduling meetings.

3.0	Management

The Contractor shall provide a team of personnel necessary to manage all the requirements in this SOW and appendices.

3.1	Management Approach and Processes

For Management Approach and Processes, the Contractor shall meet the requirements stated in the following paragraphs.

3.1.1	Manifesting and Scheduling

The Contractor shall maintain a payload processing manifest schedule to be provided upon request. The payload processing manifest schedule shall include a facility readiness schedule, the initial facility occupancy, planned facility outages, dates, and the processing durations for all manifested payloads or launch vehicles whether they are commercial or government.

3.1.2	Customer Communications and Support

The Contractor shall establish lines of communication with the Customers, which includes: teleconferences, discussions, and formal and informal requests for technical, status, and progress information on the PPF. The Contractor shall ensure that

CALIPSO/CloudSat Payload Processing	Attachment 1

Customer’s requirements are met in a timely manner such that on-going operations within the Contractor’s facility are not impacted.

3.1.2.1	Payload Planning Support

At the Customer’s request, the Contractor shall be required to support advanced planning working sessions. To assist the Customers, the Contractor shall provide a Facility Handbook. This handbook shall have a complete description of the facility and facility systems capabilities (See DRL 4). The Contractor shall present the status of its facilities and preparation for facility payload processing support at all Ground Operation Working Group Meetings, Payload Safety Working Group Meetings, the Ground Operations Review and the Spacecraft Pre-Ship Reviews (to be held at the spacecraft customer facilities) as requested by COTR.

3.1.2.2	Daily Schedule Coordination Meetings

The Contractor shall support Customer chaired daily coordination meetings during the facility occupancy period. The coordination meetings will status work-in-progress and services required for the current and following days activities. NASA will provide detailed schedule and service requirements to the Contractor.

The Contractor shall provide insight on all activities including other facility tenants as they affect NASA’s payload processing operations and schedules. The Contractor shall ensure that the Customer’s operations have priority over routine facility maintenance operations. Support conflicts will be resolved with a spirit of cooperation among tenants, commensurate with respective launch dates.

3.1.2.3	Training

For this mission, the Contractor shall provide facility orientations as requested by the COTR. The orientation briefing and handouts shall include, but not be limited to, information summarizing the Contractor’s key personnel contacts, facility layout, and operation methodology (See DRL 6). Payload User’s will be trained by the Contractor to operate those facility systems and equipment needed to perform various processing tasks, including crane and forklift operations.

The Contractor shall provide safety training required to assure that payload personnel are fully informed relative to facility hazards, alarm system operation, escape routes, fire suppression systems, etc. The Contractor is also responsible for providing/coordinating training for ELSA and for SCAPE. The Contractor shall maintain facility access control to assure personnel have received the necessary training before they are permitted unescorted access to the facility.

The Contractor shall notify and provide specific requirements to the Customers of all certifications (e.g. medical, safety) required to perform operations (e.g. fueling, crane) in

CALIPSO/CloudSat Payload Processing	Attachment 1

the Contractor’s facility. The Contractor shall be responsible for obtaining all required VAFB crew certifications on behalf of the Payload Users.

The Contractor shall insure that their team of personnel receive Payload User dictated training as required by the COTR. This training may include familiarization or safety training on the spacecraft unique systems (e.g. Cleanliness, Laser),

3.1.3	NASA Insight and Approval

Specific areas in which NASA requires insight and/or approval are defined in the “Government Insight and Approval” contract Article 14. In addition, the Contractor shall acknowledge and be responsive to the inquiries, requests, technical coordination, and recommendations of NASA independent assessment teams, panels, or commissions within the scope of contract requirements.

The Contractor shall support technical coordination and interaction including, but not limited to: telephone discussions, formal and informal written correspondence, video conferences, meetings, and any other form of communication or sharing of information necessary to accomplish the cooperation required to provide for NASA insight of the payload processing facilities. Working level relationships shall be encouraged between NASA and Contractor personnel to expedite insight and approval activities. The COTR will be the Primary point of contact for technical guidance.

3.1.3.1	Anomaly Investigations

The Contractor shall conduct an investigation, with insight by NASA, in the event of any facility component or equipment failure or anomaly. In addition, the Contractor shall report all accidents, mishaps, close calls or other incidents as defined by NASA shall be reported as required by NFS 1852.223-70, Safety and Health. The Contractor shall immediately report to the Contracting Officer, Contracting Officer’s designated Safety Representative, Payload(s) Safety Representative, and the 30 SW any accidents, mishaps, close calls or other incidents. Reporting requirement, format, etc. to comply with 30 SW, KSC and the NASA Payload Safety organization requirements will be identified in the mission specific tailoring of the facility safety manual. This tailoring, required by Article 16, reflects mandatory NASA safety requirements specific to the payload organizations occupying the facility. Upon completion of the investigation, the Contractor shall submit a written report (See DRL 5). Certain requirements of the “Safety and Health” contract Article also apply to non-NASA mission failures and anomalies.

3.1.4	Documentation

The Contractor shall produce and make the appropriate distribution of all items on the Data Requirements List (DRL), which shall be made a part of this contract. As a contractually controlled document, changes to the DRL shall be submitted for NASA

CALIPSO/CloudSat Payload Processing	Attachment 1

approval. The Contractor shall develop and maintain a schedule for providing the deliverables specified in the DRL. The DRL in Attachment 2 defines the scope of documentation required; however, NASA will utilize the Contractor’s existing documentation to the maximum extent possible.

3.1.5	Environmental Assessments

The Contractor shall be responsible for ensuring that its facilities have been evaluated as required under the provisions of the National Environmental Policy Act (NEPA) as outlined in Air Force Regulation (AFR) 19-2.

3.1.6	ISO Certification

The Contractor shall be ISO 9000/2000 third party certified, from either the International Registrar of Certified Auditors (IRCA) or Registrar Accreditation Board (RAB).

3.2	Key Personnel and Staffing

The Contractor shall provide a readily available, single point of contact to serve as the liaison with Customers. This single point of contact shall have the authority to commit, sign, authorize, and schedule activities at the processing facility. All staffing of personnel necessary to operate and maintain the facility as necessary to support payload processing during the occupancy period shall be the responsibility of the Contractor.

CALIPSO/CloudSat Payload Processing	Attachment 2

Attachment 2

DOCUMENTATION REQUIREMENTS LIST

CALIPSO and CloudSat Payload Processing Capability

for the

National Aeronautics and Space Administration

1

CALIPSO/CloudSat Payload Processing	Attachment 2

1.0	Data Requirements List

The Data Requirements List (DRL) described in SOW 3.1.4 identifies critical elements of the contracted effort where aspects of payload processing insight are required by NASA and where NASA approval is required. The following DRL defines the scope of documentation required; however, NASA will utilize the Contractor’s existing documentation to the extent practicable. The numbers of copies listed are to be mailed to the NASA KSC Resident Office at VAFB. The submittal dates specified represent “on-dock” dates at the resident office. The Contractor shall be notified of approval or disapproval in 15 calendar days unless otherwise specified.

DRL Item	Document	Submittal Date	Insight (I) Approval (A)	Subsequent Submittal/ Changes	No. of Copies
1-3	RESERVED

4	Facility Handbook	With Contract	I	As Required	30

5	Mishap Reporting and Investigation	Immediate**	I	As Required	3

6	Orientation Presentation	No Later Than 3 Days After facility occupancy date	I	As Required	50

7	Certificate Of Facility Readiness (COFR)	See “Mission Success Determination” Article	A	As Required	5

8	Off-loading and Transport Operation Procedures and Transportation route survey	10 Days Prior to facility occupancy date	A	As Required	5

9	Facility Safety Manual (CD or hardcopy acceptable)	With Contract	A*	As Required	30

10	Sample Analysis Result of Gases, Propellants & Fluid Commodities	Upon turn over to Contractor	I	No earlier than 2 Days before Payload first Use	3

**	Immediate notification to NASA is required within 1 hour (initial phone notification requires a written-follow-up within 1 hour.)

1-3	RESERVED

4	Facility Handbook

As the facility or facilities systems are modified, the Contractor shall revise the Facility Handbooks to reflect the current facility and facility systems capabilities.

5	Mishap Reporting and Investigation

All accidents, mishaps, close calls or other incidents as defined by NASA shall be reported as required by NFS 1852.223-70, Safety and Health. The Contractor shall immediately report to the Contracting Officer, Contracting Officer’s designated Safety Representative, and Payload Safety Representatives, any accidents, mishaps, close calls or other incidents. Reporting requirement, format, etc. to comply with KSC and the NASA Payload Safety organization requirements will be identified in the mission

2

CALIPSO/CloudSat Payload Processing	Attachment 2

specific tailoring of the facility safety manual. This tailoring, required by Article 16, reflects mandatory NASA safety requirements specific to the payload organizations occupying the facility.

6	Orientation Presentation

The presentation and hand-out material shall include: status of the PPF and its associated systems, open deviation/waivers, anomalies currently open or under investigation, safety training information, delivery dates of commodities, and agreements for services. Also, the package shall address mission unique requirements, support and services. An overview of the PPF and mission flow shall be provided.

7	Certificate of Facility Readiness (COFR)

The Contractor shall generate a detailed report on the facility, facility systems and facility support equipment documenting that the square footage required is provided for, and that contamination and environmental control, electrical, communication and video systems comply with the requirements as stated in the SOW and associated Appendices. As a minimum, the COFR shall:

•	Identify all systems by name

•	Identify each system as critical/non-critical

•	Provide a brief description of status and readiness of the facility and each facility system

•	Provide a copy of the certification for each systems proofload, calibration, compliance or inspection

•	List supporting documentation for each system

•	Provide a summary of facility modifications implemented since last NASA usage

•	Have an Open items, Issues, and Concerns Section with associated correction plan and date

•	Have an Exception, waivers, and deviation Section

•	Provide a Safety statement of readiness

8	Off-loading and Transport Operation Procedures and Transportation Route Survey

The Contractor shall be notified of approval or disapproval in five calendar days. For offloading Flight hardware and GSE, any operation procedures used shall be submitted by the Contractor. The survey will include but not be limited to: road conditions, overhead obstruction, bridge conditions and a map identifying the transportation route.

3

CALIPSO/CloudSat Payload Processing	Attachment 2

9	Facility Safety Manual

As standard operating safety requirements for organizations occupying the facility change, the Contractor shall revise the safety manual to reflect current safety policy and criteria applicable to ground support equipment (GSE) and to ground operations processing at the facility.

10	Sample Analysis Results of Propellants, Gases or Fluids

At the request of the Customer, the Contractor shall generate a report detailing the results of the propellant, gases, or fluids sample analysis. Parameters to be analyzed will be specified by the Customer prior to taking the sample.

4

CALIPSO/CloudSat Payload Processing	Attachment 3

Attachment 3

ACRONYMS AND ABBREVIATIONS

CALIPSO and CloudSat Payload Processing Capability

for the

National Aeronautics and Space Administration

1

CALIPSO/CloudSat Payload Processing	Attachment 3

Acronyms and Abbreviations List

30SW	30th Space Wing

A	amps
A	approval by NASA
A/C	air conditioning
AC	alternating current
AFB	Air Force Base
AIT	Assembly, Integration and Test
ANSI	American National Standard Institute
ASHRAE	American Society of Heating Refrigeration and Air Conditioning Engineers
ASME	American Society of Mechanical Engineers
ASO	Astrotech Space Operations
ATC	Atmospheric Test Container
ATP	Atmospheric Test Pad
AUX	Auxiliary SCOE

BATC	Ball Aerospace & Technologies Corporation
BATSIM	Battery Simulator
BCC	Battery Conditioning Console
BCU	Battery Cooling Unit
BTU	British thermal unit

C	Celsius
CALIPSO	Cloud Aerosol Lidar and Infrared Pathfinder Satellite Observations
CDRL	Contract Data Requirement List
CGMU	Compagnie Generale Maritime (Maritime Transport Container)
CloudSat	Cloud Profiling Satellite
CMAA	Crane Manufacture Association of America
CNES	Centre National D’Etudes Spatiales [French National Space Agency]
COFR	Certificate of Facility Readiness
CoLT	Correlative Lidar Trailer
COTR	Contracting Officer Technical Representative
CPR	Cloud Profiling Radar
CS	CloudSat
CSS	Coarse Sun Sensor
CWA	Clean Work Area

dB	decibel
DC	direct current
Deg	degree
DHU	Data Handling Unit (PROTEUS on board computer)
DMVT	Dispositif Mobile de Vidange et de Transfert (Fuel Offloading Cart)
DoD	Depth of Discharge
DPAF	Dual Payload Attach Fitting
DRL	Data Requirements List

e.g.	for example (exempli gratia)
EEB	Electrical Equipment Building (SLC-2W)
EED	Electro-Explosive Devices

2

CALIPSO/CloudSat Payload Processing	Attachment 3

EGSE	Electrical Ground Support Equipment
EIA	Electronic Industry Association
EIS	Environment Impact Statement
ELSA	Emergency Life Support Apparatus
ELV	Expendable Launch Vehicle
EMI	electromagnetic Interference
EOS	Earth Observing System
EPD	Electrical Power Distribution
ESD	Electrostatic Discharge
ESSP	Earth System Science Pathfinder
Est	estimated
EWR	Eastern/Western Range

F	Fahrenheit
F/D	Fill & Drain
FAR	Federal Acquisition Regulation
FFP	firm fixed price
FLC	Fuel Loading Cart
FltHW	flight hardware
Ft	feet
FUT	Fixed Umbilical Tower

GFE	government furnished equipment
GHe	gaseous helium
GMT	Greenwich Mean Time
GN2	gaseous nitrogen
GPS	Global Positioning System
GSE	Ground Support Equipment
GSET	Ground Support Equipment Trailer
GSFC	Goddard Space Flight Center

He	Helium
HEPA	High Efficiency Particle Accumulator
HPF	Hazardous Processing Facility
HSF	Hazardous Servicing Facility
HU	Hampton University
HVAC	Heating, Ventilating & Air Conditioning
Hz	hertz

I	Insight by NASA
I&T	Integration and Test
i.e.	that is (id est)
I/F	Interface
IEEE	Institute of Electrical and Electronic Engineers
IEGSE	Instrument Electrical Ground Support Equipment
IIR	Imaging Infrared Radiometer
In	inch
IPF	Integrated Processing Facility
IPSL	Institute Pierre Simon LaPlace
IRIG	Inter-Range Instrumentation Group

3

CALIPSO/CloudSat Payload Processing	Attachment 3

JPL	Jet Propulsion Laboratory

Kb	kilobyte
Kg	kilogram
Km	kilometer
KSC	John F. Kennedy Space Center
Kva	kilovots Amps
Kw	kilowatts

LaRC	Langley Research Center
Lb	pounds
LIDAR	Light Detection and Ranging
LN2	Liquid Nitrogen
LOCC	Launch Operations Control Center
LSC	Launch Support Contractor (Boeing)
LSIM	Launch Site Integration Manager
LSP	Launch Service Provider
LSP	Launch Services Program
LSSE	Launch Site Support Engineer
LSSP	Launch Site Support Plan
LV	Launch Vehicle

M	Months
M	meter
MCDT	Main Control Data Test
Med-Lite	Medium Light
MEOP	Maximum Expected Operating Pressure
Mg	Milligram
MGSE	Mechanical Ground Support Equipment
MHz	Mega-Hertz (Hertz x 10E6)
MIL-STD	military standard
MLI	Multi Layer Insulation
MSM	Moyen Sol Mécanique (Mechanical Ground Support Equipment)
MSPSP	Missile System Prelaunch Safety Package
MST	Mobile Service Tower
MTB	Magneto-Torquer Bar

N/F	nose fairing
N2	Gaseous Nitrogen
NA	Not Applicable
NASA	National Aeronautics and Space Administration
NDE	non-destructive evaluation
NEC	National Electrical Code
NFPA	National Fire Protection Association
NFS	NASA FAR Supplement
NHB	NASA Handbook
NISN	NASA Integrated Science Network
NLT	no later than
NSI	NASA standard initiator

4

CALIPSO/CloudSat Payload Processing	Attachment 3

OD	Operations Directive
OR	Operations Requirements (Document)
OSHA	Occupational Safety and Health Administration

PAF	Payload Attach Fitting
PAO	Public Affairs Office
PAT	Payload Atmospheric Test
PC	Personal Computer
PCC	Power Control Console
PCR	Payload Control Room
PCU	Power Control Unit
PDP	Power Distribution Panel
PDS	Power Distribution System
PF	PROTEUS Platform
PHE	propellant handlers ensemble
PI	Program Introduction (Document)
PL	Payload
PLC	Spacecraft Payload Controller
PLF	Payload Fairing
PPF	Payload Processing Facility
Ppm	parts per million
PPVD	Portable Propellant Vapor Detector
PRD	Payload Requirements Document
PROTEUS	Plateforme Reconfigurable pour I’Observation de la Terre et les Usages Scientifiques (Reconfigurable Platform for Earth Observation and Scientific Missions)
psi	pounds per square inch
PTS	Pressurization Test Set

QA	Quality Assurance

RF	radio frequency
RFI	radio frequency interference
RFQ	Request For Quotation
RFTC	RF Test Console
RLCC	Range Launch Control Center
RM	Reconfiguration module (of the PROTEUS DHU)
rpm	revolutions per minute
RSC	Research, Development, Test, and Evaluation Support Complex
RWA	Reaction Wheel Assembly

S/C	Spacecraft
SADM	Solar Array Drive Mechanism
SCAPE	Self Contained Atmospheric Protective Ensemble
SCBA	Self Contained Breathing Apparatus
scfm	standard cubic feet per minute
SCOE	Satellite Check Out Equipment
sec	second
SLC	Space Launch Complex

5

CALIPSO/CloudSat Payload Processing	Attachment 3

SLC-2W	Space Launch Complex - 2 West
SOW	statement of work
sq	square
SSI	Spaceport Systems International
STD	Standard
STOC	Spacecraft Test Operations Console
STR	Star Tracker
SW	Space Wing (USAF)

TBC	To Be Confirmed
TBD	To Be Determined
TBR	To Be Resolved
TBS	To Be Supplied
TM/TC	Telemetry & Tele Command (TTC also used)

UP	Umbilical Plug
UPS	Un-interruptible Power Supply
USAF	United States Air Force

V	volts
VAFB	Vandenberg Air Force Base
VLS	Vandenberg Launch Services
VTS	Vandenberg Tracking Station

W	Weeks
WFC	Wide Field Camera
WR	Western Range (U.S. Air Force, 30th Space Wing)
WTR	Western Test Range

6

CALIPSO/CloudSat Payload Processing	Attachment 4

Attachment 4

DEFINITIONS

CALIPSO and CloudSat Payload Processing Capability

for the

National Aeronautics and Space Administration

1

CALIPSO/CloudSat Payload Processing	Attachment 4

Definitions
Airlock:	An area, with a controlled environment, designed to accept the payload and its transporter. The airlock provides isolation from both the outside and cleanroom environment, and allows stabilization of temperature, humidity, and minimization of contamination.

Anomaly:	Any unexpected event. This may be a communications problem, an excursion outside of facility cleanliness specifications, or other unwanted occurrence.

Canning:	Building up the transportation canister used to transport the Payloads and associated vehicle launch hardware.

Clean room:	An environmentally controlled area for processing spacecraft. A facility or area where contamination such as hydrocarbons, non volatile residue, and particulate are limited to predefined levels based on the class of the cleanroom. Monitoring of contamination levels is mandatory to ensure they stay within specified limits.

Control Room:	An area which houses Payload Users provided electrical GSE and personnel during payload testing and launch operations.

Customer:	The Kennedy Space Center Contracting Officer or the designated representative (e.g. COTR).

Dual Payload Attach Fitting (DPAF):	Launch Service Provider flight hardware used to launch two payloads on the same launch vehicle.

Hydraset:	A device installed between the crane hook and payload lifting device used to control the upward or downward movement of the payload in very precise increments.

Launch Service Provider (LSP):	Contractor providing Launch Vehicle services. For CALIPSO/CloudSat, the LSP is Boeing and the launch vehicle is a Delta II with a DPAF.

Mission:	The overall flow or processing of the payloads.

NISN:	NASA Integrated Science Network. The NASA communications infrastructure used to provide connectivity between geographically dispersed locations for voice, video and data.

2

CALIPSO/CloudSat Payload Processing	Attachment 4

Payload:	Any of a class of satellite or probe that is ultimately to be placed into space. It may also be referred to as a Spacecraft or an Observatory.

Payload User:	The Government or Contractor organization responsible for processing a payload or its associated launch vehicle components (e.g. DPAF) in the PPF.

Propellant:	Any of a class of solid, liquid, or gaseous substances used to produce thrust. Propellants may be toxic, corrosive, or capable of producing severe injury due to cold.

Range:	The Government or Government agency responsible for controlling Government resources on VAFB.

Target Launch Date:	The Launch date, for a specific mission, as specified in the Contract.

3

CALIPSO/CloudSat Payload Processing	Attachment 5

Attachment 5

CALIPSO AND CLOUDSAT PRELIMINARY OPERATIONS SCHEDULE

CALIPSO and CloudSat Payload Processing Capability

for the

National Aeronautics and Space Administration

1

CALIPSO/CloudSat Payload Processing	Attachment 5

CALIPSO Ops
CALIPSO S/C and GSE Arrival at PPF
CALIPSO S/C & GSE Inspect & Install 8 days
CALIPSO S/C check-out 13 days
Transfer SC to Airlock and ATC
Transition to ATP
Test LIDAR outside 11 Days
Return to Airlock & Transfer to Integration Dolly
CALIPSO Atmospheric testing - Test LIDAR 18 days total
Battery Charge 3 days
CALIPSO S/C Finalization 2 days
CALIPSO Prop. Press. fueling and finalization 9 days
CALIPSO S/C preps for delivery 2 days
CloudSat Ops
CloudSat S/C & GSE Arrival at PPF (~ 2 weeks after CALIPSO)
CloudSat S/C & GSE Inspect & Install 4 days
CloudSat S/C Checkout Bus Functional
CloudSat S/C CPR Functional
CloudSat S/C Compatibility test
Battery Conditioning 10 days
CS S/C Launch Base Check-out: 19 days
CloudSat Final S/C close-out & Preps for Delivery 3 days
Prop Preps & Fueling 2 days
CloudSat S/C preps for delivery 3 days
10 Days reserve
Integrated Ops -- Combined Operations: S/C weighing & PAF Mating 11 Days
Pad Ops
Weigh CloudSat Mate CS to LPAF PAF/LPAF ops Mate upper cone 4 days
Weigh CALIPSO Mate CALIPSO to UPAF CALIPSO Umb C/O Mate CALIPSO/PAF to UPAF 4 days
Route Instr. & SC harnesses CS umb C/O Install pyros 2 days
Canning Ops 1 Day
Transport to Pad 1 Day
Pad Activities 18 Days
LAUNCH

RFQ-04-KTE-001	CALIPSO/CloudSat Payload Processing	Attachment 6

Attachment 6

LIST OF APPLICABLE DOCUMENTS

CALIPSO and CloudSat Payload Processing Capability

for the

National Aeronautics and Space Administration

1

RFQ-04-KTE-001	CALIPSO/CloudSat Payload Processing	Attachment 6

Applicable Documents List

Government Documents

AFR 19-2	Air Force Regulation 19-2, Environmental Impact Analysis Process

CFR 49	Code of Federal Regulations (CFR) 49: Transportation

DOD 6055.9-STD	Ammunition and Explosives Safety Standards

EWR 127-1	Eastern and Western Range 127-1 Range Safety Requirements

ISO 14644-1-1999	Cleanrooms and Associated Controlled Environments - Classification of Air Cleanliness

ISO 14644-2-1999	Cleanrooms and Associated Controlled Environments - Specifications for testing and monitoring to prove continued compliance with ISO 14644-1

MIL-PRF-27407	Propellant, Pressurizing Agent, Helium

MIL-PRF-27401	Propellant, Pressurizing Agent, Nitrogen

MIL-PRF-26536	Propellant, Hydrazine

NASA-STD-8719.8	Expendable Launch Vehicle Payload Safety Review Standard

NPG 8715.3	NASA Safety Manual

Voluntary Commercial Standards

ANSI/ASME B30.2	Overhead and Gantry Cranes (Top Running Bridge, Single or Multiple Girder, Top Running Trolley Hoist)

ANSI/CGA G-7.1	Commodity Specification for Air (from Compressed Gas Association Inc.)

CMA 70	Specifications for Top Running Bridge & Gantry Type Multiple Girder Electric Overhead Traveling Cranes.( from Crane Manufacturers Association of America, Inc.)

EIA RS-170	Electrical Performance Standards for Monochrome TV Studio Facilities (from Electronic Industry Association)

2

RFQ-04-KTE-001	CALIPSO/CloudSat Payload Processing	Attachment 6

EIA RS-422	Electrical Characteristics of Balanced Voltage Digital Interface Circuits (from Electronic Industry Association)

IEEE 802.3	Information Technology - Local and Metropolitan Area Networks

ES-RP-CC006.2	Testing Cleanrooms (from Institute of Environmental Sciences).

NEC	National Electric Code

NFPA	National Fire Protection Association (Codes and Standards)

NFPA 780	Lightning Protection Code

3

NNK04LA75C	CALIPSO/CloudSat Payload Processing	Appendix C

Appendix C

CALIPSO and CloudSat GSE Reference Tables

CALIPSO/CloudSat Payload Processing Capability

for the

National Aeronautics and Space Administration

February 2004

NNK04LA75C	CALIPSO/CloudSat Payload Processing	Appendix C

Table C-1 CloudSat EGSE Power Requirements

DESCRIPTION	EGSE Connector	Voltage (All 60Hz)	Maximum Current Rating	Facility
BATC-PROVIDED EGSE
*POWER CONTROL CONSOLE (PCC)	L21-30P 5-20P	208, 3 Phase 125,1 Phase	30A 20A	PPF EEB
*SOLAR ARRAY SIMULATOR (SAS)	L21-20P	208, 3 Phase	20A	PPF
*BATC UNINTERRUPTIBLE POWER SUPPLY (UPS)	PS560R9- W PLUG	125/208 3 Phase	60A, 20KVA	PPF
*BATTERY COOLING UNIT (BCU)	L6-20P	250,1 Phase	20A	PPF/MST
*BATTERY CONDITIONING CONSOLE (BCC) BCC & BCU REQUIRE SEPARATE CIRCUITS IN THE MST	5-20P	125,1 Phase	20A	PPF/MST
*SPACECRAFT TEST OPERATIONS CONSOLE (STOC)	5-20P	125,1 Phase	20A	PPF/CS Control Rm
*RF TEST CONSOLE (RFTC)	5-20P	125,1 Phase	20A	PPF
*ATTITUDE CONTROL CONSOLE (ACC)	5-20P	125,1 Phase	20A	PPF
*DIGITAL MULTIMETER	5-15P	125,1 Phase	15A	PPF/MST
PROPELLANT SERVICE UNIT (PSU)	5-20P	125,1 Phase	20A	PPF
PROPELLANT LOADING TEST SET (PLTS)	ECP-2023	125,1 Phase	20A	PPF/MST
MISCELLANEOUS TEST EQUIPMENT *EPDS TEST BOX *TT&C TEST BOX *THERMAL TEST BOX	5-15P on each box	125,1 Phase	15A	PPF
BATC POWER DISTRIBUTION PANEL (PDP)	PS560R9- W PLUG	125/208, 3 Phase	60A	PPF
NASA JPL-PROVIDED EGSE
CPR TEST EQUIPMENT RACK	5-20P	125,1 Phase	20A	PPF
CPR TEST COMPUTERS (X2)	5-20P	125,1 Phase	20A	PPF

*	Powered Via PDP at PPF

NNK04LA75C	CALIPSO/CloudSat Payload Processing	Appendix C

Table C-2: -CALIPSO GSE Power Requirements, Size and Location

Component	Location	Size CM (in.)	Weight Kg (Lb)	Power Requirements
Power Distribution Box (PDB)	HPF EEB	40.0 x 30.0 x 20.0 (15.75x11.8x7.9)	8.2(18)	380 V, 50 Hz, 8 kVA, 3Ø + N + G
Power Distribution Box - (26 V)	HPF EEB	22 x 9.0 x 35 (8.66x3.54x13.78)	5.5(12)	Powered by PDB (220 V, 50 Hz, 1.5 A, 1Ø)
S/C Auxiliary Power SCOE	HPF EEB	60x150x70 (23.62 x 59.06 x 27.56)	91(200)	Powered by PDB (220 V, 50 Hz, 2.4 A, 1Ø)
TIWTC SCOE	HPF EEB	53.5x6.2x63 (21.06x7.87x24.8)	9.1(20)	Powered by PDB (220 V, 50 Hz, 1.7 A, 1Ø)
10 MHz Generator (RF SCOE part)	HPF EEB	49x13.5x64.5 (19.29x5.31 x 25.39)	18.2(40)	Powered by PDB (220 V, 50 Hz. 2.0 A, 1Ø)
Umbilical Plug (UP) Case	MST Level 5	46.0 x 22 x 34 (16.14x8.66x13.39)	5(11)	208 V, 60 Hz
Off-loading Cart (DMVT)	MST Level 4	50.0x120x74 (19.69 x 47.25 x 29.13)	80.2(176.4)	None
Off-Load GN2 Bottle	MST Level 4	Ø 23x152(9.0x60)	67.8(149)	None
4BW Hydrazine Waste Container	MST Level 4	Ø58.4x125(23.0x49)	131.8(290)	None
TM/TC Amplifier	FUT J-box	48.3x13.25x18.41 (9.0 x 5.22 x 7.24) (3 U-rack)	7.3(16)	Powered by the PDB (26 V) in EEB
Atmospheric Test Container (ATC)	HPF-Outside	8m x 2.6m x4m high,	N/A	208 VAC, single phase, 100A
Correlative LIDAR Trailer (CoLT)	HPF-Outside	12mx 2.5m x3m high	N/A	208VAC, 3-phase, 100A
Ground Support Equipment Trailer (GSET)	HPF-Outside	12m x 2.5m x 3 m high	N/A	208 VAC, 3-phase, 100A plus 220 VAC, 50 Hz for GSE

CALIPSO/CloudSat Payload Processing	Appendix D

Appendix D

CALIPSO and CloudSat Requirements

CALIPSO/CloudSat Payload Processing Capability

for the

National Aeronautics and Space Administration

May 2004

1

CALIPSO/CloudSat Payload Processing	Appendix D

APPENDIX D

Table D-1:	CALIPSO Support Requirements Matrix	Pages 3-25

Table D-2:	CloudSat Support Requirements Matrix	Pages 26-35

Table D-3:	CloudSat Telemetry and Communications Requirements Matrix	Pages 36-44

Table D-4:	CALIPSO Telemetry and Communications Requirements Matrix	Pages 45-53

2

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

NUMBERING AND LOCATION KEY - Sequentially ordered

00 – 24	SC CNTL	CALIPSO S/C Control Room (PROTEUS Control Room)
25 – 49	INS CNTL	Instrument Control Room (Payload Control Room)
50 – 99	OFFICE	HPF General Office Room Requirements
100 – 200	HPF-	Hazardous Processing Facility Requirements
400 – 499	HPF-ATC	Clean room area for installation of S/C into ATC
500 – 599	ATP	Atmospheric Test Pad – Pad area outside of HPF where the atmospheric test will be conducted.
600 – 699	Fueling	Area denoted for preparing the fueling equipment and fueling the spacecraft
700 – 799	DECON	Area designated for decontamination of fueling equipment
800 – 899	Pad	SLC-2W requirements
900 – 999	VAFB	Non-facility specific items/services – generally applies entire time S/C is on VAFB

SUPPLIER

NASA- Supplied by NASA from in-house or otherwise contracted resources

HPF- HPF Contractor Supplied Item

Boeing- To be submitted to Boeing as either a Mission Spec or OD requirement

NOTES

Items sorted by LOCATION (sequential), TYPE (alphabetical), then ITEM (alphabetical).

3

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
1	SC CNTL	Facilities	PROTEUS Control Room

Provide an exclusive and secured Control Room for CALIPSO EGSE adjacent to Clean Room (within 20m max.) with the following properties:

•       30m2 floor space

•       Temperature - 22±3deg

•       Humidity between 40-60%

•       Cable fed thru to Clean Room.

•       Access door height 1.8 m and width of 1.8 m (5 ft 11 in)

•       Provide a white board in the control room if it is separate from the clean work area

Maximum cable length from Spacecraft to control room is 100 m

					HPF	This is the PROTEUS (MCDT) Control Room

2	SC CNTL	Facilities	Power, Proteus Control Room

Provide un-interruptible electrical power support for CALIPSO in the HPF Control Room:

•       UPS outputs of 380V, 50Hz, 3 phase 10A and European Standard Plugs.

•       UPS output of 110 VAC, Single Phase, 60 HZ to 4 separate 20A circuits with 4 outlets per circuit.

See attached drawings for details Alcatel will provide a Power Distribution box with pigtail cables out,

HPF to provide plugs/receptacles to connect power distribution pigtails to HPF supplied power outputs

HPF

5	SC CNTL	Facilities	Telephones	3 telephones/3 lines in control room, 1 of which shall have international access	HPF

10	SC CNTL	Equipment	Furniture	Provide the following in the Spacecraft (PROTEUS) control room:	HPF

• TBD Tables

• TBD Chairs

11	SC CNTL	Safety	Fire Extinguishers	Provide at least two CO2 fire extinguishers in the Spacecraft Control Room	HPF

4

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
25	INS CNTL	Facilities	Payload EGSE

Provide a 20 m2 space, very near or adjacent to the satellite in the CWA for unpacking, inspection, set up and checkout of payload GSE.

•      Access door height to area to be at least 1.8 m and width of 1.8 m (5 ft 11 in)

•      Cable feed through to clean room (if INS CNTL outside control room)

•      European power supply from Alcatel power distribution box

UPS output of 110 VAC, Single Phase, 60 HZ to 4 separate 20A circuits with 4 outlets per circuit.

The Instrument Test and Operations Console (ITOC) must be located within 12m of the spacecraft. The Payload control room (workstations) can be located up to 30m from the ITOC.

					HPF	This is the Instrument (payload) Control Room/Control Area

30	INS CNTL	Equipment	Furniture	Provide the following in the Payload (Instrument) control room: • 6 Tables • 8 Chairs Must be clean room compatible furniture if INS CNTL located inside clean room.	HPF

31	SC CNTL	Safety	Fire Extinguishers	Provide at least two CO2 fire extinguishers in the Instrument Control Room	HPF

50	OFFICE	Facilities	S/C Office Space	Provide, for exclusive use by Alcatel, an office area With a total of 20 desks. Provide at least 1 double door storage cabinet, 5 bookcases and 3 file cabinets. In this area there shall be at least one private office and one room capable of serving as a conference room for 10 people. This conference room to have telephone capable of international conference calls.	HPF	Alcatel

51	OFFICE	Facilities	CNES Project Management Office Space	Provide a separate area with at least 20 desks (10 desks for CNES and 10 for VAFB). Provide at least 1 double door storage cabinet, 5 bookcases and 3 file cabinets. Included in this area there shall be at least one private office for CNES, and one private office for VAFB. There shall also be one room capable of serving as a conference room for 10 people. This conference room to have telephone capable of international conference calls.	HPF	CNES, VAFB

5

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS

52	OFFICE	Facilities	NASA Project Management and Payload Office Space	Provide, in a separate room, an office area with at 20 desks for NASA and payloaders. Provide at least 1 double door storage cabinet, 2 bookcases and 1 file cabinet. In this area there shall be at least one private office and an area capable of serving as a conference room for 10 people	HPF	NASA LaRC and GSFC Ball Aerospace

53	OFFICE	Facilities	Power,	Provide un-interruptible electrical power support for CALIPSO in the Alcatel and CNES office areas:	HPF

220 V, 50 Hz, single phase, 30A.
120VAC, 60Hz, 30A

See attached drawings for details

Alcatel will provide a Power Distribution box with pigtail cables out,

HPF to provide plugs/receptacles to connect power distribution pigtails to HPF supplied power outputs

54	OFFICE	Facilities	Telephones	Within the assigned office facilities provide the following services:	HPF

For Alcatel:

• 20 phones in the office area, minimum 10 of which shall have international access (may be restricted to calling card)

For CNES/VAFB:

• 20 office area phones, 10 of which shall have international access

For NASA/Payloaders:

• 20 office area phones, all of which shall be FTS lines, 5 of which shall have international access For Foreign National Escort:

• One telephone with local access

55	OFFICE	Facilities	Conference Room	Provide a conference room, suitable for at least 30 people near the CALIPSO office areas, equipped with	HPF

• speaker phone with both FTS and international dialing capability,

• video monitor capable of displaying CWA and SLC-2 video, and

• transparency projector

• internet access

6

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS

56	OFFICE	Facilities	Break Room	Provide a break room in the administrative area with 2 refrigerator/freezers, 2 microwave ovens, coffee machine, capable of seating at least 15 at once	HPF

57	OFFICE	Facilities	Foreign National Escort	Provide one office, with desk and local access telephone, for Foreign National Escort	HPF

60	OFFICE	Equipment	Admin support

Provide following administrative support:

2 fax machine (capable of handling European paper and with international access), mail distribution, 2 copy machine capable of handling European and US paper, daily janitorial service Machines to be located in or very near to the office areas, such that each separate office area has a machine or easy access to one.

HPF

62	OFFICE	Equipment	Partitions	Provide desk partitions for bullpen areas. Each of the three open office areas (Alcatel, CNES and NASA) will require 20 partitions of 60 x 60 in (150 x 150 cm)	HPF

90	OFFICE	Supplies	Paper	Provide paper supplies for use in the copier and fax machines. Minimum: 10 cases of US letter size paper Minimum: 10 cases of ISO A4 size paper	HPF

7

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
100	HPF	Facilities	Clean Work Area

Provide class 10,000 clean room for processing CALIPSO in the HPF (per ISO 14644-1 and ISO 14644-2).

SC Processing area required: 80m2

GSE space required: 75m2

Access door: Height > 6m and Length > 4m,

Temperature: not to exceed 22±3 deg C

Humidity: 40-50%.

Maintain positive pressure

Continuous oxygen level monitoring required during fueling and DPAF operations

Continuous toxic vapor detection is required from the arrival of hydrazine until the spacecraft departs HPF.

This clean room space must be exclusive and secured for CALIPSO use only. The CALIPSO Project requires weekly control reports. Weekly control reports shall provide the last weeks history for temperature, humidity and cleanliness with reports on any discrepancies with the stated requirements (positive pressure, oxygen levels, etc).

HPF

101	HPF	Facilities	Airlock	Provide a Class 100,000 airlock space (adjacent to clean room) with a minimum door height of 9.1m (30 ft) X 5.1m (17 ft) wide. The airlock temp is not to exceed 22±3deg C and maintain humidity of 40-60% with the door closed.	HPF

102	HPF	Facilities	Power

Provide un-interruptible electrical power support for Calipso in the HPF CWA:

•      380 V, 50 Hz, 3 phases, 50A.

•      110VAC, 60 HZ, single phase 4 each 20A circuits with 4 outlets per circuit

•      See drawings in Appendix B for details

Alcatel will provide a Power Distribution box with pigtail cables out,

HPF to provide plugs/receptacles to connect power distribution pigtails to HPF supplied power outputs

HPF

8

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
103	HPF	Facilities	Power, tilt over fixture	Provide the following power requirements in CWA for the tilt dolly: Outputs: 380V, 50Hz, 3 phase, 15 A. European standard male & female plugs provided by Alcatel.	HPF	Use of a generator is acceptable as this requirement occurs infrequently

104	HPF	Facilities	Grounding	Provide “low noise” ground points for technical grounds in CWA and all control rooms. To the maximum extent practical, technical grounds shall be separate or shielded from facility grounds	HPF

105	HPF	Facilities	Telephones	Provide 2 telephones in CWA, 1 of 1 of which shall have international access	HPF

110	HPF	Facilities	Crane	In all areas where S/C will be handled (i.e.: CWA, airlock, transfer aisles etc) provide a 5400kg (6 tons) capacity crane, equipped with drip protection and possessing, a speed of 0.2 m/min to 1.5 m/min (8 ipm to 5 fpm) and, a minimum hook height of 7.6m (25ft)	HPF

110.1	HPF	Facilities	Certification	Provide crane certificate of compliance/inspection confirming that the crane is in compliance with Range safety requirements and all required inspections/maintenance have been completed to include maintenance dates.	HPF	To be included in Facility Cert.

111	HPF	Facilities	RF Characteristics	Provide RF characterization of the CWA	HPF

112	HPF	Facilities	Seismic Restraints, Anchors	Provide anchor points in facility floor to secure S/C stands and equipment tiedowns. 1/4”-3/8” Stainless steel anchors for racks and 1/2” for S/C tie down. Appropriate bolts to be provided. Anchors to be drilled per spacecraft provided template.	HPF	Final size, location and number to be provided by S/C

113	HPF	Facilities	Seismic Restraints	Provide cargo tie down straps (non shedding nylon) to meet Seismic restraint requirements for EGSE racks in CWA and Control Rooms	HPF

115	HPF	Facilities	Storage for tools and equipment

Provide at least 20 m2 of locked storage space for storage of tools, payload shipping container and other equipment. Area will be maintained at 22±3°C and relative humidity is to be 40-60%

Minimum door size is a standard double door, 2.13 m x1.83m(7’Hx6’W)

HPF

9

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
116	HPF	Facilities	Storage for containers	Provide 100 m2 covered storage area for shipping containers The largest item for storage is the satellite shipping container at 5.3m x 3.384m x 3m, 5 tons (17.4’ x 11.1’ x 9.8’)	HPF

117	HPF	Facilities	Cold Storage	Provide a shelf in a refrigerator located in or near the cleanroom to store spacecraft GSE mirrors for nitrogen quality check.	HPF

120	HPF	CWA	Clean room Change room

Provide for use a personnel airlock/Change room with storage lockers for a minimum of 25 lockers dedicated to project member garment storage.

Provide easy access from control room to cleanroom & garment cases/storage.

Provide locking devices (padlocks, combo locks, etc) for the lockers Provide clean polyethylene zip lock bags for garment storage Provide a garment hanging rack

HPF

121	HPF	CWA	Class 10K polyester ESD Clean Room garments

Provide sufficient garments to support 25 CALIPSO personnel, 15 NASA personnel and 6 visitors with a twice weekly change out

Garments should be sets of full bunny suits with elastic leg and arm openings, hoods, masks, and shoe covers (bootie style)

Size distribution ranging from S to XXXL.

					HPF	For use prior to fueling

122	HPF	CWA	Class 10 K ESD, Fire retardant Nomex clean room garments, to include hoods and boots

Provide sufficient garments to support 25 CALIPSO personnel, 15 NASA personnel and 6 visitors with a twice weekly change out

Garments should be sets of full bunny suits with elastic leg and arm openings, hoods, masks, and shoe covers (bootie style)

Size distribution ranging from S to XXXL.

					NASA	For use post-fueling

10

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
123	HPF	CWA	Garment cleaning	Provide laundry service for all clean room garments listed, to include polyester and Nomex. Service to include up to an additional 40 garments/week of Alcatel or CNES provided clean smocks/coveralls not shown in requirements above. Garments must be laundered per class 10,000, ISO 14644 at the rate of at least two garment sets per person per week.	HPF	See requirements 121 & 122

124	HPF	CWA	Facility Vacuum	Provide facility vacuum or portable HEPA vacuum in Airlock, Clean Room and all clean areas	HPF

125	HPF	CWA	2 technicians/ shift for 2 shifts/day	Assist in the wipedown cleaning of GSE on the day of arrival and on the following day	HPF

126	HPF	CWA	Contamination Analysis Report	Provide analysis of: Witness Plates (per ASTME E 1216-87 and ASTM F24-65); particle tape lift classification (ASTM E 1235-88); NVR rinses (ASTM E 1234-88) and /or swabs. Test submittals weekly with a 48 hour response required	HPF

127	HPF	CWA	Cleanliness recording

Provide environmental cleanliness and verification (continuous particle monitoring) in all CALIPSO clean room work areas per ISO 14644-1 and ISO 14644-2 that includes:

Particle counter (1.0 or 0.1 CFM)

Particle fallout plate

NVR plate

Hydrocarbon monitor

HPF

128	HPF	CWA	Inspection Lights	Provide High Intensity Whitelight (650 W) and Blacklight (3200 to 3800 Angstroms) inspection lights.	HPF

129	HPF	CWA	Contamination Control	NASA and PPF provider to provide those Items/services as agreed to in a signed Contamination Control Plan Memorandum of Agreement.	HPF NASA

130	HPF	Fluids & Gases	Isopropyl Alcohol	Provide 200 liters (55 gallons) of TTI-735A Grade A isopropyl alcohol to be used for cleaning. Provide manufacturers part number or product description to confirm compliance with specification.	HPF

11

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
130.1	HPF	Fluids & Gases	Certification

Provide analysis (chemical composition and particulate contamination) or Certificate of Compliance for:

•      IPA (TTI-735A Grade A).

Certificates shall be delivered upon launch team arrival (just prior to spacecraft arrival)

HPF

131	HPF	Fluids & Gases	Instrument Purge

Provide sufficient quantity of GN2 at a flow rate of between 28.3 liters/hour to 35.4 liters/hour (1 to 1.25 SCFH) for payload purge for the entire time the spacecraft is in the PPF

Spec: MIL-P-27401D, Type 1, Grade C

HPF

132	HPF	Fluids & Gases	Alcohol	Provide Isopropyl Alcohol to the DPM 530 spec • 40 liters fisher optima grade (or equivalent) for flight hardware cleaning • 40 liters reagent grade for GSE cleaning	HPF

133	HPF	Fluids & Gases	Deionized Water	Provide sufficient Deionized water (or Reverse Osmosis water) for facility cleaning	HPF

134	HPF	Fluids & Gases	Detergent	Provide two each 3.8 liter (1 gallon) bottles of Simple green non-ionic detergent for facility cleaning	HPF

141	HPF	Equipment	Manlifts

Provide man lifts (2 each) with 8 m (26.2 ft) height capability for:

•      installation/removal of S/C from ATC

•      access above DPAF stand during attaching lift fixture in the high bay

•      S/C bagging procedures

An alternative to the manlifts is acceptable if the height/locations can be reached.

HPF

141.1	HPF	Equipment	Certification	Provide certification from Manufacturer/supplier that man-lifts meet all current OSHA safety and proof load requirements	HPF

142	HPF	Equipment	Pallet Jacks	Provide at least 1 pallet jack, 2 furniture dolly’s and 2 appliance trucks (hand trucks)	HPF

143	HPF	Equipment	Ladders	Provide two 6’ (2 m) and one 10’ (3.25m) clean room ladders	HPF

144	HPF	Equipment	Shoe Cleaners	Provide a shoe cleaner at the personnel entrance to the garment change room	HPF

12

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
145	HPF	Equipment	Bag/Film Sealer	Provide Impulse bag & film sealers • 1 bench top model • 1 portable model	HPF

146	HPF	Equipment	ESD Control	Provide ESD protection to include: Wrist straps Grounding wires Wrist strap tester	HPF

150	HPF	General Support	Manpower

Provide manpower to assist in S/C and GSE installation into HPF and movement (including transport) of GSE. To consist of at least two people per shift, 2 shifts per day for:

•      4 (four) days upon arrival

•      2 days before Atmospheric Test Ops

•      2 days following Atmospheric test Ops

•      4 days during transport to pad and 4 days upon departure post launch.

At least one person on first shift during arrival and prior to ATP Ops shall be an electrician

HPF

160	HPF	Safety	Video Recording	Provide a continuous video recording, using fixed or pan/tilt video cameras in HPF CWA, of all hazardous operations	HPF	Format to be VHS,

161	HPF	Safety	Fire Extinguishers	Provide at least two CO2 fire extinguishers in the airlock and CWA and at least one in any adjacent annexes	HPF

162	HPF	Safety	Fixed Vapor Detection	Provide a continuous fixed vapor detection system for the CWA, airlock and any areas the spacecraft will be located in after fueling. System required to be set to alarm at 0.01 ppm.	HPF

163	HPF	Safety	Portable Vapor Detector	Provide a portable vapor detector that can be placed adjacent (within one meter) to the spacecraft or its workstand and has the capability to detect and alarm on Hydrazine at the 0.01 ppm level and can be run continuously.	HPF	A fixed vapor detector with probes extending to the desired location is a suitable substitute. The PPVD required for fueling may meet this requirement

13

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
163.1	HPF	Safety	Certification	Provide certification of propellant vapor detectors to the 0.01ppm level	HPF

164	HPF	Safety	Fire Sensors	Provide, in all S/C areas, fire detectors with local and remote alarm	HPF

165	HPF	Safety	Fire Suppression	Provide fire suppression system in all S/C areas,	HPF

166	HPF	Safety & General Support	Training

Provide training (in French and English) pertinent to operations in HPF areas including:

•      ELSA

•      HPF clean-room

•      HPF familiarization/training

•      Crane operation training

Note that this training shall be performed upon arrival at HPF.

HPF

167	HPF	Safety	Safe Environment	Check for contamination of ambient air with DRAGGER portable vapor detectors each time activities are resumed at the HPF after fueling and/or at the start of each shift,	HPF

170	HPF	Security	Access Control	Provide a security system 24 hour/7 days per week to all S/C facilities and offices (controlled access). HPF Contractor will provide access as required for off-shift activities. A 24 hour contact and response at the HPF will be provided for emergencies.	HPF	Individual area security may be provided by swipe cards or combo locks

171	HPF	Security	Access Control	Provide CALIPSO authority to review and approve, prior to issue, all requests for unrestricted access cards or combinations for access to the S/C or to the CALIPSO office areas	HPF

190	HPF	Supplies	Face covers	Provide disposable masks and beard covers for CALIPSO operation. Provide as necessary- 2000 predicted	HPF

192	HPF	Supplies	Tape	Provide cleanroom compatible tape for spacecraft use: • 18 rolls Polyethylene (3M 480 or 3M 810) for particle sampling • 24 rolls Kapton (603A), assorted widths • 18 rolls Mylar (3M850)	HPF

193	HPF	Supplies	Tacky Mats	Provide tacky mats at all entrances to the cleanroom and to the control room areas.	HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS

194	HPF	Supplies	Gloves

Provide cleanroom gloves for working in and around the spacecraft:

•      500 pairs, assorted sizes, CHEM SOFT CE

•      7500 pairs, assorted sizes, Miller Products Latex or Nitrile equivalent

•      1000 pairs, assorted sizes, polyethylene (for solvent cleaning only)

HPF

195	HPF	Supplies	Cleanroom Wipes	Provide 40 bags of cleanroom wipes for cleaning GSE	HPF

197	HPF	Supplies	Bagging Material	Provide bagging material for the spacecraft. Llumalloy (preferred) or NMD FR-190N-PA1-NN 929 Sq. Meter (10,000 sq. ft).	HPF

198	HPF	Supplies	Bagging Material

Provide protective bagging material for the GSE.

The facility shall provide 36” and 48” rolls of bagging material with a clean room approved dispensing rack. The material may any low density polyethylene (LDPE) bagging material (shrink wrap and ziploc’s) that does NOT contain vinyl.

HPF

400	HPF-ATC	Facilities	ATC Facility Area	Provide dedicated 10m x 15m of facility clean space to accommodate installation of CALIPSO satellite into Atmospheric Test Container. Space must have doors of at least 3m wide by 4.5m high and be equipped with a flight hardware certified crane with a minimum 9m (27 foot) hook height.	HPF	Space to be available at least three weeks prior to atmospheric test start to one week after atmospheric test finish.

401	HPF-ATC	Facilities	Cleaning	Provide a powerwasher and effluent disposal for the external washing and cleaning of the Atmospheric Test Container and Ground Support Equipment Trailer, (possibly) the Correlative Lidar Trailer and shipping containers at a location adjacent to the HPF ATC entry. This will be required for the initial arrival and entry Into the ATC facility area and any subsequent reentries following atmospheric tests of the LIDAR	HPF

402	HPF-ATC	Facilities	ATC Facility Area Power	One (1) 208VAC, 60HZ, 1Ø, 100A, 4wire power to the ATC area of the facility.	HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS

403	HPF-ATC	Facilities	ATC Facility Area Power	Provide a source of emergency backup power for ATC in the ATC area of the Facility capable of 220VAC, 1Ø, 100A for 4 hours	HPF

404	HPF-ATC	Facilities	ATC Facility Area Ground	Provide single point earth ground within the ATC facility area.	HPF

410	HPF-ATC	Facilities	Telephones	Provide 1 telephone in the ATC facility area.	HPF

412	HPF	Facilities	Seismic Restraints, Anchors	Provide anchor points in facility floor to secure the ATC. Appropriate bolts to be provided. Anchors to be drilled per spacecraft provided template.	HPF	Final size, location and number to be provided by S/C

430	HPF-ATC	Fluids & Gases	ATC Facility Water	Provide source of tap water, with standard hose bib fitting and valve, in the vicinity of ATC facility area. Used for the ATC environmental control system.	HPF

500	ATP	Facilities	Atmospheric Test Pad

Provide an exterior 25m x 20m external, level pad area, to support the three atmospheric test trailers(ATC, GSET, CoLT) and equipment. Pad Requirements include:

•      Pad should be within 100 m (300 Ft) of the S/C control room for GSE connections.

•      ATC cannot travel more than 500 meters with spacecraft installed

•      Maximum cable length between HPF power and electrical panels for each trailer is 30 meters respectively

•      Level shall mean that there are no obstructions and that the three trailers using the area can, using standard trailer jacks without added equipment, achieve the same floor height.

•      Required 4 weeks prior to initiation of atmospheric testing until one week after scheduled completion of testing.

					HPF	ATC = Atmospheric Test Container: 8m length x 2.6m width x 4 m height. GSET = GSE Trailer: 12m length x 2.5m width x 3m height CoLT = Correlative Lidar Trailer: 12m length x 2.5m width x 3m height

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
501	ATP	Facilities	ATP Power	Provide following power sources to the atmospheric test pad: One (1) 208VAC, 60HZ, 1Ø, 100A, 4wire (ATC) Two (2) 208VAC 60HZ, 3Ø, 100A, 5wire (1-GSET, 1- CoLT) One (1) 380VAC, 50HZ 3Ø, 50A (GSET)	HPF	All to be within 30 m (100 feet) of ATP. LaRC will provide the 208 VAC female connectors.

502	ATP	Facilities	ATP Standby Power	Provide one source of emergency backup power for ATC at the ATP capable of 208VAC, 1ø, 100A for 4 hours	HPF

503	ATP	Facilities	ATP Ground	Provide single point earth ground within 30 m (100 feet) of ATP	HPF

504	ATP	Facilities	ATP Seismic and wind Restraints	Provide anchor points in paved ATP to secure all three trailers (ATC, GSET, CoLT) against winds up to 80 miles per hour (135km/hr).	HPF	Details to be provided by S/C. Straps to be provided by S/C

505	ATP	Facilities	ATP Comm

Provide the following communication capabilities to the trailers in the ATP area:

Phones - minimum two telephone lines each per GSET and CoLT trailers, one with international capability,

Internet - two internet drops each per GSET and CoLT Trailers

Wireless Comm - 4 wireless communications devices

Have Wired/unwired headsets in trailers – need approval on use or provide alternate unites. Provide capability to tie units into the base voice comm. system.

HPF

506	ATP	Facilities	Extinguish lighting	Provide capability and support to extinguish all exterior lighting within ~200ft (60m) of the ATP during the atmospheric testing.	HPF

530	ATP	Fluids & Gases	ATP Water	Provide source of tap water, with standard hose bib fitting and valve, for ATC humidifier system. Source to be within 35m of the ATP	HPF

550	ATP	General Support	Control Air Space	Provide support to control air traffic and provide a warning to if aircraft is entering the area during the atmospheric test. Ensure that NASA supplied OD is implemented during these periods.	HPF	Required during the two week atmospheric test time.

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
550.1	ATP	General Support	Control Air Space	Prepare and coordinate an OD with the range to cover range and Frontier Control support required for laser operation	NASA

551	ATP	General Support	Range Clearance

Obtain clearance for the GSET radar (Common marine radar) use during the atmospheric testing. Specs: 9410 MHz, has a directional horn providing a radar cone with a 14 degree divergence, range over 10 miles, reaction time < 5 milliseconds

Prepare standard frequency protection and frequency clearance documentation for the range.

Frequency for clearance to be 8330 MHz and 2268.465, protected frequencies to be 2088.8782

NASA

600	Fueling	Facilities	Fueling Cart setup space

Provide class 10,000 clean room for preparation of the fueling carts (PTS, FLC, DMVT) and hydrazine tank. This area requires:

•      Exclusive use for fueling preparation

•      Grounding reference point

•      Water feed facilities

•      Exhaust hose output (for GN2 venting)

•      Cell crane, TBD capability

•      Toxic vapor detector

•      Min space 7 x 7 m

Power 220 V, 50 Hz, single phase, 3kVA.

HPF

601	Fueling	Facilities	Conductive Floor/Safety

Provide a room with conductive floor for fueling operations and for combined operations after the S/C is fueled.

If floor is not conductive, provide an adequate mean to evacuate static charge from the SCAPE suits (e.g. anti-static wrist straps, approved staticide spray or equivalent))

HPF

602	Fueling	Facilities	Lightning Protection HPF	Provide lightning protection of the HPF	HPF

603	Fueling	Facilities	Evacuation Plan	Post an HPF Emergency Evacuation Plan	HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
604	Fueling	Facilities	Evacuation	Provide emergency exits fitted with anti panic doors in fueling room and ramps at all access doors to eliminate door sill tripping hazard.	HPF

605	Fueling	Facilities	Facilities/ Safety	Cells to be normally maintained in atmospheric overpressure with air exhaust/extraction system in case of emergency	HPF

606	Fueling	Facilities	Emergency Shower	Verify presence and operability of emergency showers and eyewashes before fueling	HPF

607	Fueling	Facilities	Propellant Support/Floor	Provide fueling exhaust grids/retention basin in fueling area of CWA	HPF

630	Fueling	Fluids & Gases	Hydrazine

Provide High Purity Hydrazine (MIL P 26536 Issue E). 50 liters plus a stabilization tank is required (50+ 50 liters minimum (in 2 tanks)). CALIPSO fueling is expected to be 28 Kg. (30 gallon tanks are acceptable).

Five (5) days stabilization in the facility is required.

Provide ICD (dimensions, mass, handling interface, hydrazine mass, connection type) of the delivered drums.

					NASA HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor to ensure that Hydrazine is sampled and analyzed.

630.1	Fueling	Fluids & Gases	Certification

Provide analysis (chemical composition and particulate contamination) and Certificate of Compliance for:

•      Hydrazine, for nominal and spare tank (MIL-P-26536, Issue E, High Purity Grade

Certificates shall be delivered upon launch team arrival for HPF readiness verification (just prior to spacecraft arrival)

HPF

631	Fueling	Fluids & Gases	Helium	Provide 300 liters of Helium (MIL-P-27407B Grade A) at 190 bar at HPF. Equivalent quantity in standard ambient conditions is 60,000 liters. Bottles to use standard CGA bottle fitting.	HPF	Interface to French equipment will be provided by Alcatel.

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
631.1	Fueling	Fluids & Gases	Certification

Provide analysis (chemical composition and particulate contamination) and Certificate of Compliance for:

•      He (MIL-P-27407B, Grade A),

Certificates shall be delivered upon launch team arrival for HPF readiness verification (just prior to spacecraft arrival)

HPF

632	Fueling	Fluids & Gases	Nitrogen	Provide 350 liters of gaseous Nitrogen (GN2) (MIL-P-27401D grade C) at 190 bar at HPF (60 liters for pressurization, with specific Certificate of control, and 300 liters for fueling operations).	HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor

Equivalent quantity in standard ambient conditions is 70,000 liters

632.1	Fueling	Fluids & Gases	Certification

Provide analysis (chemical Composition and particulate contamination, plus water rate for one GN2 bottle) and Certificate of Compliance for:

•      GN2 (MIL-P-27401D) Grade C

Certificates shall be delivered upon launch team arrival for HPF readiness verification (just prior to spacecraft arrival)

HPF

633	Fueling	Fluids & Gases	Cold Trap	Provide 100 liters of liquid Nitrogen (LN2) (MIL-P-27401D, Grade C) in two tanks or one 200 liter dewar for fueling cart (cold trap).	HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor

633.1	Fueling	Fluids & Gases	Certification

Provide analysis (chemical composition and particulate contamination) and Certificate of Compliance for:

•      LN2 (MIL-P-27401 D, Grade C)

Certificates shall be delivered upon launch team arrival for HPF readiness verification (just prior to spacecraft arrival)

HPF

634	Fueling	Fluids & Gases	Breathing Air	Provide breathing air supply with 4 supply points in the fueling area. Breathing air to be compliant with CGA-G7.1 Grade D. Provide appropriate interface to SCAPE suits in requirement 640.	HPF

634.1	Fueling	Fluids & Gases	Certificate	Provide Certificate of Compliance for SCAPE breathing air to CGA-G7.1 Grade D.	HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS

635	Fueling	Fluids & Gases	Facilities supply points

Provide Water, Nitrogen, and Helium supply points in HPF CWA.

If GN2 &/or Helium provided in bottles, provide a 6- bottle manifold with standard US connections able to provide a constant gas reserve without having to change connections during fueling operations. Require one for GN2 and one for Helium.

CALIPSO will provide the adapter from the end of the manifold (US) to the CALIPSO GSE (French).

HPF

640	Fueling	Equipment	SCAPE Suits

Provide 6 SCAPE suits for fueling operations (and first decontamination in the cell after fueling) with the following characteristics:

•      Removable helmet with earphone, microphone and panoramic visor

•      Inner air conditioning

•      Air exhaust adjustment valve

•      Tight attaching system for gloves and boots

•      Safety boots

•      Breathing air supply

•      VHF full duplex explosion proof voice communication system

					HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor

640.1	Fueling	Equipment	Certification

Provide certification of compliance and certificate of validity for the provided SCAPE suits

Certification for the SCAPE suits would include confirmation of the make/model of suits to be used, and then typically a “Go-Tag” that indicates the suit has been cleaned and inspected for damage since the last use.

HPF

642	Fueling	Equipment	ELSA	Provide at least 20 ELSA, 10 in CWA and 10 in Airlock	HPF

643	Fueling	Equipment	Waste Management	Provide drip pan, mop and sop kits and disposal for small amounts of hydrazine spills or contaminated waste.	HPF

644	Fueling	Equipment	Vent Trailer	Provide R-17 vent trailer, gulp trailer or fume removal system at HPF during fueling	HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
645	Fueling	Equipment	Emergency Offload	Provide an empty hydrazine container (4BW drum, for instance) in the event of contingency off-loading at HPF	HPF

646	Fueling	Equipment	Blast Shield	Provide a blast shield or equivalent protection for operators protection against splinters or explosion (dimensions 2.5 m x 2.5 m) during fueling and pressurization activities	HPF

660	Fueling	Safety	Training	Provide the SCAPE training (in French) for 4 CALIPSO operations personnel.	HPF

661	Fueling	Safety	SCAPE Ops Rescue	Provide two SCAPE qualified individuals to serve as rescue team members during SCAPE ops	HPF

662	Fueling	Safety	Hazard Warning	Provide a Safety restricted area when performing hazardous operations, indicated by flashing lights	HPF

663	Fueling	Safety	Medical Support	Provide for an emergency Fire & Medical rescue team on stand-by at the HPF during fueling operations. Medical team shall be comprised of at least one doctor or EMT-Paramedics, one ambulance driver, and one ambulance equipped with resuscitation hardware. This support is required to be on location at the HPF during SCAPE operations.	HPF

664	Fueling	Safety	Conductivity Tester	Provide one personal conductivity tester for use during fueling	HPF

665	Fueling	Safety	Propellant Support/Spills	Provide decontamination procedure to be followed in the CWA in the event of a major fuel spill.	HPF	Note: Alcatel will clean any minor spills that occur during the normal process of fueling

666	Fueling	Safety	Vapor Detection Safety	Provide 2 PPVD detectors for fueling activities at HPF. Detection threshold shall be set at 0.01 ppm.	HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
701	DECON	Facilities	Decontamination Area

Provide a sheltered and ventilated area for fueling cart decontamination with:

Grounding reference point

Water feed facilities

GN2 gas supply

Toxic vapor detector

Hazard Warning Lights

Lightning Protection

Waste Vapor Collection system

Compressed air facilities

2 drums x 200 liters of de-ionized H2O

2 drums x 200 liters IPA

4 drums for recuperation

4 complete decontamination suits (garment, boots, gloves, gas mask)

220V, 50 Hz, 1 ph. + N, 15A power supply

					HPF	Contractor will be responsible for obtaining generator to meet 50 Hz power requirements and to provide a generator watch/operator for night/off shift periods if decontamination area is unmanned but generator must be left running to support decontamination (approx 12hours/day for 7 days)

702	DECON	Facilities	EYEWASH	Provide emergency shower and eyewash at decontamination area	HPF

703	DECON	Facilities	Lightning Protection Decontamination Area	Provide lightning protection of the decontamination area	HPF

730	DECON	Fluids & Gases	Dl water	Provide 2 barrels x 200 liters each of Deionized water and dip-tube	HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor

731	DECON	Fluids & Gases	Alcohol	Provide standard TTI-735A Grade A isopropyl alcohol, 2 tanks of 200 liters with pneumatics interface (dip tube) at decontamination area	HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor

732	DECON	Fluids & Gases	Nitrogen

Provide 600 liters of gaseous Nitrogen (MIL-P-27401D grade C) at 190 bar in order to flush the FLC during decontamination operations at decontamination area Manifold shall have the following I/F:

•      female end on bottle

•      21.7 mm diameter (0.85 inch)

•      1.814 mm (0.07 inch) right thread

					HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
740	DECON	Equipment	Splash Suits	Provide 4 Splash Suits (Securacid, Kappler CPF2) or SCAPE suits at decontamination area.	HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor

740.1	DECON	Equipment	Certification	Provide certification or manufacturer statement for Splash/SCAPE suits of fitness for use near hydrazine

761	DECON	Safety	SCBA Training	Provide training on Self Contained Breathing Apparatus (SCBA) for 4 personnel for use with splash suit operation at the decontamination area	HPF	Contractor will coordinate, on behalf of the program, with the base fuels contractor

762	DECON	Safety	Safe Environment	Check for contamination of ambient air with DRAGGER portable vapor detectors each time activities are resumed at the decontamination area and/or at the start of each shift,	HPF

900	VAFB	General Support	Transport RF	Control RF emissions to limit exposure of CALIPSO spacecraft to peak electric field intensities to less than 10 V/m in all frequency ranges during transport of the spacecraft on VAFB.	NASA HPF	NASA OD will request. HPF to schedule with the WR.

901	VAFB	General Support	Weather Warnings	Provide warning to project of forecasted hazardous weather	HPF

902	VAFB	General Support	Waste Management	Provide hazardous waste disposal and waste management - from arrival to L+2 days	HPF

903	VAFB	General Support	Photography	Schedule photographic and/ or video documentation, upon request	NASA

910	VAFB	General Support	PMEL Service	Provide precision measurement equipment lab (PMEL) services for re-calibration of test equipment during S/C processing, as required	NASA

911	VAFB	General Support	Shop Support	Provide up to 100 man-hours of technical, electrical, mechanical and transport support	HPF NASA

912	VAFB	General Support	Logistics and Shipping	Provide shipping and receiving services for CALIPSO and GSE while at VAFB. Services to include loading, unloading, packing, general packing materials, and logistics support. (Does not include cost of transport which will be borne by shipper)	HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
960	VAFB	Safety	Emergency Services	Provide life emergency and fire protection support 24 hr/ 7 days per week. This includes, local medical aid, fire extinguishers, water deluge system, and local fire department	HPF

971	VAFB	Security	FN Escort	Provide 24 hour/ 7 days per week transportation to processing facilities and launch facilities when required (normally 2 shifts/6 days per week + normal office hours).	NASA	NASA/KSC will provide badging of foreign nationals and all required launch base training to gain access. Foreign National Access is governed by AF1 16-201. NASA/KSC will coordinate with 30 SW for access

972	VAFB	Security	Transport Security	Provide a security escort for S/C transportation from arrival to HPF	HPF

980	VAFB	Transportation	Offload Support, Trucks

Provide up to 5 trucks and trailers to transport the CALIPSO S/C and GSE from the VAFB airfield to the HPF

Provide one driver and an assistant per truck to perform loading/offloading operations

Trucks must be equipped for sun, rain and splash protection.

Trucks shall have hydropneumatic suspension.

HPF

981	VAFB	Transportation	Offload Support, Forklift

Provide the following forklifts:

•      10-ton metric (11 tons English), 3.7 m (12 ft) extensions

•      3-ton metric (3.3 tons English) with extenders compatible with the S/C container (1CD to be provided by CALIPSO).

Provide a certified operator to unload shipping containers and CALIPSO from trailers.

HPF

982	VAFB	Transportation	On-Load Support	Provide same forklifts as for off load support (see item 981). Provide 4 persons, 1 shift per day, for 5 days to support packing and return of equipment post launch	HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-1: CALIPSO General Support Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
983	VAFB	Transportation	General Haulage

Provide enclosed truck (2 to 5 ton) with liftgate to move GSE between HPF to SLC-2W or DECON area.

Trucks must be equipped for sun, rain and splash protection.

Trucks shall have hydropneumatic suspension.

One driver and a helper to be provided, 1 shift/day

					HPF	Truck will be scheduled 2 to 3 days in advance. Anticipated usage is approximately 10 days spread over the time at VAFB

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2: CloudSat General Support Requirements Matrix

LOCATION KEY – Sequentially ordered

1000 – 1024	PPF CNTRL	- Control room used when CS at the PPF
1025 – 1049	CS CNTRL	- Control room used when CS at the Pad
1050 – 1099	OFFICE	- Office and administrative area requirements
1100 – 1199	PPF	- Requirements for the PPF
1600 – 1699	Fueling	- Requirements for fueling operations
1900 – 1999	VAFB	- Requirements that apply basewide or are not facility specific

SUPPLIER

NASA	Supplied by NASA from in-house or otherwise contracted resources
PPF	Contractor Supplied Item
Boeing	To be submitted to Boeing as either a Mission Spec or OD requirement

NOTES

Items sorted by LOCATION (sequential), TYPE (alphabetical), then ITEM (alphabetical).

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1001	PPF CNTL	Facilities	Work Area	Provide a control room for use while in PPF.	PPF	Note: Due to ITAR issues, separate control room from CALIPSO required.

Minimum of 500 sq-ft floor area.

Entry is to be standard commercial double door (approx 60-in x 84-in).

Control room is to be located so that EGSE is not sharing a clean space with the satellite. Requires facility wall pass-throughs to accommodate a maximum of 30-ft cable runs from EGSE to centerline of satellite.

1003	PPF CNTL	Facilities	Furniture	Provide minimum of six tables and six chairs in PPF Control Room.	PPF

1004	PPF CNTL	Facilities	Phones	Provide telephones in the PPF Control room with minimum three numbers with long-distance capability and three instruments	PPF	For admin use.

Make numbers the same as those in the PPF SC processing area (Req #1107)

1025	CS CNTL	Facilities	Work Area	Provide a CloudSat Control Room with 8’x10” minimum work area.	PPF

Required for GSE when S/C is at SLC-2.

For the PCC control computer and Spacecraft Test Operations Console (STOC)

1030	CS CNTL	Facilities	Phones / Fax	Provide three long distance capable telephone lines with three multi-line phones in the CS Control Room area. Provide four analog long distance capable lines for modem/fax	PPF

1040	CS CNTL	Facilities	Office Space	Provide a minimum of 5 offices in close proximity to the CS Control room. Office area should have the following capabilities:	PPF

• Three long distance capable telephone lines

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1041	CS CNTL	Facilities	Conference Room	Provide use of conference room for 25+ personnel in close proximity to the CS Control Room. Amenities: Teleconference, overhead or LCD projector, and CCTV.	PPF

1050	OFFICE	Facilities	Office Space

Provide lockable office area for 10 BATC and a separate lockable office area for 15 JPL/NASA occupants with normal office amenities: desks, filing cabinets, whiteboards, and copier.

Office area capability to be provided during PPF operations and during Pad operations.

PPF

1051	OFFICE	Facilities	Phones /Fax	Provide telephones with six long distance lines with 12 multi-line phones in the assigned office areas. Provide four analog long distance capable lines for modem/fax	PPF	This requirement shall be split equally such that each office area will have three long distance lines with 6 multi-line phones, and two modem/fax lines.

1052	OFFICE	Facilities	Conference Room	Shared use of conference room for 25+ personnel. Amenities: Teleconference, overhead or LCD projector, and CCTV.	PPF	B840 conference rooms may also be scheduled for large conferences

1100	PPF	Facilities	Work Area	Provide a clean room work area Min. sq. footage: 2,200 Min. door size: 30’H x 10’W	PPF	BATC to provide floor layouts.

1101	PPF	Facilities	Airlock	Provide an Airlock with 10-ton crane Required for S/C container loading / offloading	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1102	PPF	Facilities	Environment

Provide the following environment in the spacecraft processing area:

a.      Class 100,000 cleanliness

b.      Temperature: 68° +/-5° F

c.      Humidity: 40 to 50% non-condensing

d.      The spacecraft should be maintained at a temperature which is at least 2 degrees above ambient dew point temperatures, In order to avoid water from condensing on the surface of flight components.

Provide continuous monitoring of RH and temperature. Provide recordings of S/C environment to S/C project on request

PPF

1103	PPF	Facilities	Crane	Provide a crane in the spacecraft processing area: Min. capacity: 10-Ton Min. hook height: TBR ( 35-ft)	PPF	The canning of the DPAF will drive minimum requirements. BATC / Boeing will provide certified crane operators. Crane operators must have medical certification

1104	PPF	Facilities	Crane	In all areas where S/C will be handled (i.e.: CWA, airlock, transfer aisles etc) provide a 10 ton crane, equipped with drip protection. (Speed and hook height TBD)	PPF

1105	PPF	Facilities	Power	Provide the following power in the spacecraft processing area: e. Six 120VAC, 20A outlets, explosion proof and on UPS backup power.	PPF	See Table C-1 for list of EGSE power requirements.

1106	PPF	Facilities	Work Stand	Provide bolt holes in CWA floor for work stand installation. Bolt hole pattern will be provided in the LSTOP.	PPF

1107	PPF	Facilities	Telephones	Provide three Telephones with long-distance capability in CWA Make telephone numbers the same as those in the PPF CNTRL area (Req #1004)	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1108	PPF	Facilities	Storage

Provide 2000 sq-ft of covered storage for GSE/shipping containers. Minimum width shall be 120 inches.

The door width into the facility and along the route to the SC processing area and the GSE/shipping container storage area shall be a minimum of 120 inches.

PPF

1109	PPF	Facilities	Coax cable for GPS Antenna

Provide a GPS antenna low loss coax cable with feed into the CloudSat clean work area. (1575.42 MHz)

Coax cable is required to have:

f.       < 4.5 db loss/100 ft over TBD frequency range

g.      terminated w/’N’ connector

					PPF	BATC will supply the GPS antenna

1110	PPF	Facilities	Electrical Outlets	Provide the following power in the SC processing area: h. 60A, 208VAC, 3ø for the Power Distribution Panel All power required to be on UPS	PPF	See Table C-1 for list of EGSE and power requirements (voltage, amperage, and plug types).

1111	PPF	Facilities	Furniture	Provide minimum of six tables and six chairs in PPF spacecraft processing area. Tables and chairs must be cleanroom compatible.	PPF

1112	PPF	Facilities	GPS Antenna	Provide support for installation of the spacecraft provided GPS antenna onto the roof of the processing facility. Including routing of the cable from the antenna to the CloudSat CWA.	PPF

1120	PPF	CWA	Contamination Control	NASA and PPF provider to provide those items/services as agreed to in a signed Contamination Control Plan Memorandum of Agreement.	PPF

1121	PPF	CWA	Personnel Airlock	Provide a personnel airlock/Change room with storage lockers for a minimum of 25 lockers dedicated to project member garment storage	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1122	PPF	CWA	Garments

Provide class 100,000 compatible, non-static generating clean room garments (smocks, disposable hair nets, gloves, beard covers and shoe covers) to support CloudSat team. Size distribution ranging from M to XXXL.

Provide sufficient garments to support 15 CloudSat personnel, ~10 NASA personnel and ~6 visitors with a twice weekly change out

					PPF	Used prior to fueling

1123	PPF	CWA	Garments

Provide class 10,000 compatible fire retardant Nomex, non-static generating clean room garments (hood, bunny-suits, boots, beard covers and disposable nitrile gloves) to support CloudSat team. Size distribution ranging from M to XXXL.

Provide sufficient garments to support 15 CloudSat personnel, ~10 NASA personnel and ~6 visitors with a twice weekly change out

					NASA	Used after fueling Will require laundering when dirty.

1124	PPF	CWA	Laundry Service	Provide laundry service for clean room garments. Service to include up to an additional 40 garments/week of BATC provided garments not shown in requirements 1122 and 1123. Garments must be laundered per class 10,000, ISO 14644 at the rate of at least one garment set per person per week.	PPF

1140	PPF	Equipment	Mobile lift	Provide a clean room compatible mobile lift. Quantity: Two Access height: 26.2-ft (min) Required for DPAF integration operations. Includes PPF-provided operator.	PPF	Boeing Requirement

1142	PPF	Equipment	Seismic Restraints	Provide cargo tie down straps (non shedding nylon) to meet Seismic restraint requirements for EGSE racks in CWA and Control Rooms	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1150	PPF	General Support	Training

Provide training pertinent to operations in PPF areas including ELSA, clean-room, PPF familiarization/training, crane operation training and SCAPE.

Note that this training shall be performed upon arrival at PPF.

					PPF	BATC will provide the required proper Medical certification for SCAPE and crane training. SCAPE training via contract with UPC.

1155	PPF	General Support	Manpower	Provide manpower (2 people) to assist in S/C and GSE installation after arrival and for departure from PPF	PPF

1156	PPF	General Support	Custodial support	Provide custodial support in Control room, office, and other non-CWA support areas for cleanliness maintenance	PPF

1160	PPF	Safety	Audio / video recording	Tape all hazardous operations (and other operations, if requested)	PPF	Ref Comm Annex for camera / taping details.

1161	PPF	Safety	Oxygen monitors	Provide Two oxygen monitor units required for personnel safety due to GN2 purges Required for fueling	PPF

1170	PPF	Security	Access Control	Provide a security system 24 hour/7 days per week to all S/C facilities and offices (controlled access). PPF Contractor will provide access as required for off-shift activities.	PPF	Individual area security may be provided by swipe cards or combo locks

1171	PPF	Security	Access Control	Provide CloudSat authority to review and approve, prior to issue, all requests for unrestricted access cards or combinations for access to the S/C or to the CloudSat office areas	PPF

1180	PPF	Transportation	Pressure wash	Provide a pressure wash to clean exterior of shipping container and air ride trailer prior to entering the airlock. Provide wash down area.	PPF

1181	PPF	Transportation	Flat-bed tractor-trailer	Provide a tractor with flatbed trailer to transport empty GSE containers to temporary storage facility.	PPF	Following S/C off-load and removal of the S/C shipping container from the airlock cleanroom, the container will transported back to Ball Aerospace (BATC). Truck provided/arranged by BATC.

1182	PPF	Transportation	Forklift, 5K lbs	Provide a 5000 Ib forklift, required for GSE loading / offloading	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1183	PPF	Transportation	Forklift, 20K lbs	Provide a 20K Ib Forklift in a Contingency for S/C container loading / offloading The SC container forklift tine channels will accept a tine with maximum cross section dimensions of 9.375 in wide x 3.375 in high. The tine channels run the entire container pallet width (102 in) and are open on each side to allow forklifting from either side. The channel center-to center spacing is 51 in.	PPF

1600	Fueling	Facilities	Vent	Provide vent outlet to exterior of PPF for vacuum pump exhaust (during fueling operations).	PPF	S/C will provide tubing.

1601	Fueling	Facilities	Emergency showers and eye washers	Provide Emergency showers and eye washers and verify operational.	PPF

1630	Fueling	Fluids & Gases	Breathing air	Provide a tube bank trailer of breathing air, air regulation and distribution system to support four personnel in SCAPE operations	PPF

1631	Fueling	Fluids & Gases	Gaseous nitrogen (GN2)

Provide Facility-supply or K-bottle, Gaseous nitrogen (GN2) regulated to 150 psig (max), MIL-PRF-27401D, Type 1, Grade B.

Regulator to facility provided by NASA/UPC.

Required for propellant system purge.

PPF

1631.1	Fueling	Fluids & Gases	Certification	Certification of Facility-supply or K-bottle, Gaseous nitrogen (GN2) to be provided to S/C.	PPF

1632	Fueling	Fluids & Gases	Gaseous nitrogen (GN2),	Provide Gaseous nitrogen (GN2), K or A bottles Two K-bottles, 2,250 psi (min), MIL-PRF- 27401D, Type 1, Grade B Required for propellant system pressurization.	PPF

1632.1	Fueling	Fluids & Gases	Certification	Certification of Gaseous nitrogen (GN2) for propellant system pressurization to be provided to S/C.	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1633	Fueling	Fluids & Gases	Ultra-Pure Hydrazine	Provide Ultra Pure Hydrazine, MIL-PRF-26536E (NASA-supplied), in 4BW cylinder (BATC supplied) 36 Gallons (TBC) CloudSat will load 76 kg (TBC) Deliver to PPF 1 day prior to fueling	NASA

1634	Fueling	Fluids & Gases	Liquid nitrogen (LN2)	Provide Liquid nitrogen (LN2) to fill S/C-provided 20-liter dewar Required for cold trap operations.	PPF

1634.1	Fueling	Fluids & Gases	Certification	Certification of Liquid nitrogen (LN2) to be provided to S/C.	PPF

1635	Fueling	Fluids & Gases	Water, de-ionized	Provide deionized water, minimum 15 gallons	PPF

1636	Fueling	Fluids & Gases	Water supply	Provide Tap water at 30 psig (minimum)	PPF

1640	Fueling	Equipment	SCAPE suits	Provide SCAPE Suits, 4 suits, sizes TBD, including personnel to provide full valet service.	PPF

1641	Fueling	Equipment	ELSA Packs	Provide 30 packs to be provided when hydrazine is present.	PPF

1644	Fueling	Equipment	Hazardous waste containers	Provide three hazardous waste containers for hydrazine contaminated hardware. Minimum container dimensions should be 18” high x 24” diameter	PPF

1645	Fueling	Equipment	Spill containment	Provide resources for spill containment Containers and cleaning supplies for hydrazine.	PPF

1650	Fueling	General Support	Comm	Provide voice nets (prime & backup) and CCTV between PPF CWA and Fueling Control Center	PPF

1660	Fueling	Safety	Hydrazine vapor detection	Provide Hydrazine vapor detection Continuous monitoring to 0.01 ppm required when hydrazine is present.	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1661	Fueling	Safety	Vapor detection	Provide a portable vapor detection unit and recharger, required for the day of fueling for leak checks Require hand-held unit with sensitivity to .01 ppm and that can operate continuously	PPF

1662	Fueling	Safety	Fire & rescue	Schedule WR Fire & Rescue support on alert during hydrazine ops.	PPF

1950	VAFB	General Support	Monitor (Weather)	Provide daily Weather forecast briefings and severe weather warnings. PPF coordinate with WR to provide information to spacecraft.	PPF WR

1951	VAFB	General Support	RF clearances	Provide RF clearance for spacecraft Up-link Frequency: 1811.6Mhz Down-link Frequency: 2217.5MHZ and 2262.3 MHz GPS Frequency: 1575.42MHZ CPR TX/RX: 94GHz Origin: PPF Destination: PPF, Cook	PPF WR	S/C to provide frequency information for any range RF clearance approvals. Will be scheduled by PPF RF used during LBCT, CPR test and Bus functional.

1952	VAFB	General Support	Photos and video support	Color photographic and video support for processing major milestones, closeout photos, and red-tag accounting	NASA WR	S/C to provide support schedule. PPF to help schedule.

1955	VAFB	General Support	Electrical / Machine Shop	Provide Electrical / Machine Shop support on an as-available, non-interference basis, at B831.	PPF NASA	PPF to provide prime support

1956	VAFB	General Support	Shipping & receiving	Provided shipping and receiving support, as required	PPF	PPF to provide prime support

1960	VAFB	Safety	Training	Provide Safety training/orientation for: Crane at PPF	PPF

1980	VAFB	Transportation	RF restrictions	Limit RF levels to 20 V/m over all frequencies during transports. PPF to Schedule transport times with NASA or the WR	PPF NASA WR

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-2. CloudSat General Support Requirements Matrix

1981	VAFB	Transportation	Covered truck with lift gate and driver	Provide a covered truck with lift gate and driver for transportation of GSE and packed shipping containers between facilities on VAFB.	PPF	BATC will ship BATC GSE to Boulder. NASA-JPL GSE will be shipped directly from the PPF to JPL, by JPL.

1982	VAFB	Transportation	Pallet Jacks	Provide pallet jacks for moving shipping containers.	PPF

1983	VAFB	Transportation	Traffic Escort	Provide Traffic escorts for all S/C transports: From VAFB N. Gate to PPF	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3 CloudSat Telemetry and Communications Requirements Matrix

CloudSat QUICK REFERENCE GUIDE

CloudSat LSSP# System 40XX = ADMIN DATA 41XX = DATA 42XX = RF 43XX = TIMING 44XX = VIDEO 45XX = VOICE

CloudSat LSSP#
4000 ADMIN	PPF, PSCN Ethernet
4005 ADMIN	CS CNTL, STOC, PSCN Ethernet
4009 ADMIN	CS BATC, JPL, GSFC LAN Support
4010 ADMIN	CS CNTL SC Office Area, PSCN Ethernet,
4020 ADMIN/DATA	w/IP Address CNA SUPPORT

4100 DATA	2ea (PRI / BU) Ethernet Links via T1 Carrier, SLC-2W EEB to CS CNTL STOC

4200 RF	RF CMD / TLM Link between PPF and COOK (VTS–AFSCN)

4400 VIDEO	PPF Cameras and Monitors, Extend video to CS CNTL STOC
4405 VIDEO	PPF VHS Recording of Mobil Camera during fueling Operations
4410 VIDEO	SLC-2W Cameras (MST Lvl 5, Lvl 6 and EEB), Extended to CS CNTL STOC
4415 VIDEO	SLC-2W Camera (EEB), Extended to CS CNTL STOC

4500 VOICE	PPF (Internal)
4505 VOICE	PPF Ctrl Room to CS CNTL room STOC, SC Operations
4510 VOICE	SLC-2W (MST Lvl 5, Lvl 6 and EEB) to CS CNTL STOC, Pad Operations
4520 VOICE	CloudSat Consoles, CS CNTL STOC, Launch Operations

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3: CloudSat Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
4000	PPF NASA	Admin Data	LAN

ADMIN DATA (PSCN LAN in PPF)

Provide three (3) 10Base-T Ethernet connections with world wide web connectivity in the PPF CloudSat Spacecraft processing area, the PPF Control Room, the BATC office area, and the JPL/GSFC office area.

NASA will extend PSCN to the PPF

					PPF NASA	LAN will support SAS, PCC, and STOC

4005	CS CNTL	Admin Data	LAN	ADMIN DATA (PSCN LAN in STOC) Provide three (3) 10Base-T Ethernet connections with world wide web connectivity in CS Control Room (STOC area). PSCN ADMIN network will be used for this requirement	PPF NASA

4009	CS OFFICE	Admin Data	LAN	ADMIN DATA (CS BATC, JPL, & GSFC LAN Support) Provide twenty five (25) 10Base-T Ethernet connections with world wide web connectivity in the BATC office area, and the JPL/GSFC office area.	PPF

4010	CS OFFICE CS CNTL	Admin Data	LAN	ADMIN DATA (OFFICES & CNTL RM LAN) Provide twenty five (25) DHCP IP Addresses in CloudSat office and CS Control Room Areas with connection to the PSCN ADMIN Network	PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3: CloudSat Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
4020	PPF, B836, PAD	ADMIN DATA / DATA	LAN / DATA

ADMIN DATA / DATA COMPUTER NETWORKS ACCREDITATION SUPPORT (WR CNA)

PPF/NASA/BOEING to provide appropriate facility Computer Network Accreditation (CNA) documentation to 30SCS / 30ROPS to support Spacecraft Processing.

Spacecraft program office to provide computer N/W supporting data as needed / upon request to satisfy WR CNA concerns.

PPF, NASA, BOEING

UDS OR INPUT STATEMENT: COMPUTER NETWORKS ACCREDITATION (CNA) FOR CLOUDSAT SPACECRAFT PROCESSING WILL BE HANDLED BY THE INDIVIDUAL CNA DOCUMENT(S) FOR EACH SUPPORTING FACILITY AT VAFB.

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3: CloudSat Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
4100	PAD PPF B836	Data	TLM and CMD Data

DATA (CS TLM & CMD – PRI & B/U)

Provide dedicated 10Base-T ethernet data circuit via T1 Carrier, between SLC-2W EEB Power Control Console (PCC) and CS Control Room for Power Control Console (PCC) and Spacecraft Test and Operations Center (STOC)

The following DATA will also be transported transported (via GD-AIS Comm Interface Portable Racks):

2ea TLM links (PRI/BU), 16.384Kbps, RS-422 BiPhase-L

2ea CMD links (PRI/BU), 2.048Kbps, RS-422 NRZ-L

Each CMD function requires 3ea signals synchronous Within 40 microseconds as follows,

a) CTU GSE 1

b) CTU GSE CLK

c) CTU GSE S

1ea Remote Master Off connection
Switch closure, 5V to ground
Use twisted shielded pair for “MASTER OFF” and “MASTER OFF Return” signals

1ea Analog circuit for Test Command Echo
Signal is 50 microsecond 15V pulse
Use twisted shielded pair.

NOTE: All signals are terminated with a cannon connector, type MS27467T19F35P.

					NASA (GD-AIS) Boeing	NOTE: GD-AIS Comm Interface Racks for S/C TLM & CMD Data

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3: CloudSat Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
4200	PPF AFSCN VTS	RF	RF TLM and CMD Links

DATA (CS TLM & CMD – PRI & B/U)

Provide Open Loop RF Link between PPF CloudSat CWA and COOK

(Vandenberg Tracking Station—AFSCN) for CMD and TLM

FREQ: TLM 2217.5 and 2262.3 MHz (Two (2) S-Band)

  CMD 1811.6 MHz (One (1) L-Band)

PPF will provide PPF roof mounted antenna(s) and coax cabling to CloudSat Clean Work Area (CWA)_for CloudSat. Antenna(s) and cabling must be able to pass all the TLM and CMD frequencies simultaneously. In the absence of Line-of-sight, a repeater system would be acceptable.

Coax cables to be terminated with Type ‘N’ connectors

PPF/ VTS (AFSCN)

4400	PPF B836	Video	CAM

VIDEO (PPF HI-BAY/XFER AISLE CAMERAS)

Provide existing PPF Cameras in Hi-bay/Transfer Aisle and Video Monitors in CloudSat control room for surveillance of Spacecraft operations during spacecraft processing.

Provide two (2) cameras in PPF Hi-Bay for processing with pan/zoom/tilt capabilities.

Extend video to NASA Building 836 and CS Control Room
– STOC area.

PPF/ NASA

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3: CloudSat Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
4405	PPF	Video	VHS RCRD

VIDEO (PPF RECORD S/C HAZARDOUS OPS)

Provide VHS recorder of to record MOBILE video camera during Spacecraft Fueling/Hazardous Operations in PPF. Cameras in Hazardous Ops areas will meet safety explosion proof requirements

PPF

4410	PAD B836	Video	CAM

VIDEO (SLC-2W MST LVL 5/6 & EEB CAMERA VIEWS)

Provide existing SLC-2W MST cameras (Level 5, Level 6 and EEB) for surveillance of spacecraft operations during Spacecraft operations pad integration, checkout and test operations.

Provide two (2) cameras with pan/zoom/tilt capabilities.

Extend video to NASA Building 836 and CS Control Room STOC

BOEING/ NASA PPF

4415	PAD B836	Video	CAM	VIDEO {EEB CAMERA PCC MONITOR) Provide existing SLC-2W EEB camera for monitoring of PCC Switching Extend video to NASA Building 836 and CS Control Room - STOC	BOEING/ NASA PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3: CloudSat Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
4500	PPF	Voice	Voice comm. H/W and Nets

VOICE (CS PPF & CNTL RM)

Provide voice comm hardware and the following voice net configuration between the CloudSat Spacecraft Processing Area and the PPF Control Room during spacecraft operations.

Provide four (4) light weight headsets for CloudSat Test ops personnel.

Voice nets:

1. SC1                     CloudSat Test Conductor

2. SC2                     CloudSat Test Operations

3. SC3                     CloudSat CALIPSO Coord

4. RSC COORD     CloudSat RSC Coordination Net

PPF/ NASA

4505	PPF B836	Voice	Voice comm. H/W and Nets

VOICE (CS PPF CNTL RM, B836, & STOC)

Provide voice comm hardware and the following voice net configuration between the CloudSat PPF Control Room, and NASA Building 836 and CS Control Room STOC during Spacecraft operations.

Voice nets:

1. SC1                     CloudSat Test Conductor

2. SC2                     CloudSat Test Operations

3. SC3                     CloudSat CALIPSO Coord

4. RSC Coord         CloudSat RSC Coordination Net

PPF/ NASA

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3: CloudSat Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
4510	PAD	Voice	Voice comm. H/W and Nets

VOICE (SLC-2W MST LVLV 5/6, EEB, B836, STOC)

Provide voice comm hardware and the following voice net configuration between SLC-2W MST Level 5, MST Level 6, EEB, and NASA Building 836 and CS Control Room STOC during Spacecraft processing at SLC-2W.

Voice nets:

1. SC1     Test Conductor

2. SC2     Test Conductor

3. SC3     CloudSat CALIPSO Coord

BOEING/ NASA PPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-3: CloudSat Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
4520	PAD B836 CS CNTL	Voice	Voice comm. H/W and Nets

VOICE (CS CNTL RM and STOC for REHEARSALS and LAUNCH OPS)

Provide voice comm hardware and the following voice net configuration for the CloudSat Console positions in CS Control Room STOC during Rehearsals and Launch operations.

Provide (Qty- TBD) lightweight headsets for CloudSat test ops personnel.

Voice nets:

1. CD NET 1              (M)    Countdown Net

2. CD NET 2              (M)     Backup CD Net

3. WX CONF             (M)    Weather Conference

4. FLT CMNTRY      (M)    +Time Flight Commentary

5. TROUBLE                        NASA Trouble Net

6. SC1                                    CloudSat Test Conductor

7. SC2                                    CloudSat Test Operations

8. SC3                                    CloudSat CALIPSO Coord

9. RSC Coord                        CloudSat RSC Coordination Net

NASA PPF Boeing

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-4: CALIPSO Telemetry and Communications Requirements Matrix

CALIPSO QUICK REFERENCE GUIDE

CALIPSO LSSP Comm # System
60XX = ADMIN DATA
61XX = DATA
62XX = RF
63XX = TIMING
64XX = VIDEO
65XX = VOICE

CALIPSO LSSP Comm #
6000 ADMIN	CALIPSO Admin network
6010 ADMIN	CNA Support

6100 DATA	NISN Open I/O Network (Spacecraft Down range Telemetry to CALIPSO Ctrl Rrn)
6105 DATA	CALIPSO Spacecraft data from HPF Hi-bay to CALIPSO Ctrl Rm
6110 DATA	CALIPSO Spacecraft data from SLC-2W to B836 and CALIPSO Ctrl Rm

6400 VIDEO	HPF Cameras and Monitors
6401 VIDEO	CALIPSO Offices Video Monitors
6405 VIDEO	SLC-2W Cameras MST Lvls 5/6) (Extended to B836 CTRL Room)
6410 VIDEO	SLC-2W Camera, EEB (Extended to B836 CALIPSO Ctrl Rm)

6500 VOICE	CALIPSO HPF & CNTL RM Voice Comm (Internal)
6501 VOICE	CALIPSO Voice to Atmospheric Pad Areas (GSET/ATC Trailers)
6505 VOICE	CALIPSO CNTL RM and SLC-2W Lvls 5/6/EEB Voice Comm
6510 VOICE	CALIPSO B840 for Rehearsals and Launch Operations

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-4: CALIPSO Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
6000	HPF B836	Admin Data	LAN

ADMIN DATA (CALIPSO ADMIN LAN)

Provide access to the World Wide Web/internet for CALIPSO Admin Data Network support.

Requires two (2) separate local access networks for US Citizens and for foreign nationals with appropriate security network configuration constraints/controls.

Require network drops in HPF CWA, HPC-ATC area, ATP, CALIPSO Control room, Payload Control Room, and assigned office spaces.

DATA SPECIFICS:                                     .

HPF/ NASA

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-4: CALIPSO Telemetry and Communications Requirements Matrix

REQ #	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
6010	HPF, B836, PAD	ADMIN DATA/ DATA	LAN/ DATA

ADMIN DATA / DATA COMPUTER NETWORKS ACCREDITATION SUPPORT (WR CNA)

HPF/NASA/BOEING to provide appropriate facility Computer Network Accreditation (CNA) documentation to 30SCS / 30ROPS to support Spacecraft Processing.

Spacecraft program office to provide computer N/W supporting data as needed / upon request to satisfy WR CNA concerns.

UDS OR INPUT STATEMENT: COMPUTER NETWORKS ACCREDITATION (CNA) FOR CALIPSO SPACECRAFT PROCESSING WILL BE HANDLED BY THE INDIVIDUAL CNA DOCUMENT(S) FOR EACH SUPPORTING FACILITY AT VAFB.

HPF, NASA, BOEING

6100	B836	Data	Open I/O NET

DATA (CALIPSO DATA VIA OPEN I/O NET)

Provide CALIPSO Spacecraft Telemetry Data via Open I/O network from CALIPSO Ground Network sites to B836 and to the CALIPSO Control Room during launch operations plus 48 hours.

We will need two dark single mode fibers terminated with ST connectors into the commercial PPF. Additionally two T-1s from the Commercial PPF’s local sonet node.

NASA will use the ATM network to make all the connectivity to and from the PPF. The T-1s will be used as backups to the ATM.

					NASA HPF	NOTE: CNES will provide DRPPC computer in CALIPSO Control Room

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-4: CALIPSO Telemetry and Communications Requirements Matrix

REQ#	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
6105	HPF	Data

DATA (CALIPSO DATA FROM HPF TO CNTL RM)

Provide CALIPSO Spacecraft data from HPF Hi-bay to CALIPSO control room.

Provide Calipso Spacecraft data from PPF Hi-bay to Calipso control room. This will require 2 cat-5 ethernet links for 10baseT data.

HPF

6110	PAD B836 HPF	Data	DATA Pre-launch

DATA (CALIPSO DATA FROM SLC-2W)

Provide pre-launch CALIPSO Spacecraft hardline/landline data from SLC-2W Level 5 and 6 to B836 and CALIPSO control room.

DATA SPECIFICS: We will need two dark single mode fibers terminated with ST connectors into the commercial PPF. Additionally two T-1s from the Commercial PPF’s local sonet node.

NASA will use the ATM network to make all the connectivity to and from the PPF/ The T-1s will be used as backups to the ATM.

HPF Boeing NASA

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-4: CALIPSO Telemetry and Communications Requirements Matrix

REQ#	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
6400	HPF B836	Video	CAM

VIDEO (CALIPSO HPF CAMERAS & MONITORS)

Provide existing HPF cameras in Hi-bay/adjacent areas and monitors in CALIPSO control room for surveillance of operations during Spacecraft processing.

Provide two (2) cameras in HPF with pan/zoom/tilt features.

Extend video to B836 for CALIPSO personnel.

HPF NASA

6401	HPF	Video	MON	VIDEO (CALIPSO OFFICE VIDEO MONITORS) Provide monitors in CALIPSO offices areas (all three (3)) for surveillance of operations during Spacecraft processing.	HPF

6405	PAD MST B836 HPF	Video	CAM

VIDEO (CALIPSO SLC-2W LVL 5/6 CAMERAS)

Provide existing SLC 2W cameras (Level 5, Level 6) for surveillance of operations during Pad Integration, checkout and test operations.

Extend video to B836 and CALIPSO Control Room.

Boeing NASA HPF

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-4: CALIPSO Telemetry and Communications Requirements Matrix

REQ#	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION	SUPPLIER/ COMMIT	COMMENTS
6410	PAD EEB B836 HPF	Video	CAM

VIDEO (CALIPSO SLC-2W EEB CAMERAS)

Provide existing SLC 2W EEB cameras for surveillance of operations during Pad Integration, checkout and test operations.

Extend video to B836 and CALIPSO Control Room.

Boeing NASA HPF

6500	HPF B836	Voice	Voice Comm H/W and Nets

VOICE (CALIPSO HPF & CNTL RM)

Provide voice comm hardware and voice net configuration between the HPF SC Processing Area, Instrument Control room and the CALIPSO Control room during spacecraft processing operations.

Provide six (6) lightweight headsets for CALIPSO test ops personnel.

Voice nets:

1. SC 3     CloudSat CALIPSO Coord

2. SC 4     CALIPSO Operations

Extend voice nets to B836.

HPF NASA

CALIPSO/CloudSat Payload Processing	Appendix D

TABLE D-4: CALIPSO Telemetry and Communications Requirements Matrix

REQ#	LOCATION	TYPE	ITEM	REQUIREMENT DESCRIPTION		SUPPLIER/ COMMIT	COMMENTS
6501	HPF	Voice	Voice Comm H/W	VOICE (CALIPSO VOICE TO ATMOSPHERIC TEST PAD AREAS (GSET / ATC TRAILERS))		HPF
			and Nets	Provide voice comm.. connectivity of the CALIPSO voice nets to the GSET and ATC trailers in the Atmospheric Test Pad Area.

Provide connection to the GSET and ATC trailers.

				Voice nets: 1. SC 3 2. SC 4	CloudSat CALIPSO Coord CALIPSO Operations

6505	PAD B836 HPF	Voice	Voice Comm H/W and Nets

VOICE (CALIPSO CNTL RM and SLC-2W LVLS 5/6/EEB)

Provide voice comm hardware and voice net configuration between SLC-2W MST Level 5, MST Level 6, EEB and the CALIPSO Control room during spacecraft pad operations.

Boeing/ NASA/ HPF

Provide four (4) lightweight headsets for CALIPSO test ops personnel.

				Voice nets: 1. SC 3 2. SC 4	CloudSat CALIPSO Coord CALIPSO Operations

Extend voice nets to B836.